As Filed With The Securities And Exchange Commission On August 31, 1998.

                                                FILE NOS. 33-46283 and 811-6601


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    Form N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                         Pre-Effective Amendment No. [ ]

                       Post-Effective Amendment No. 8 [X]

                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]


                               Amendment No. 9 [X]


                            Cappiello-Rushmore Trust
               (Exact Name of Registrant as Specified in Charter)
                 4922 Fairmont Avenue, Bethesda, Maryland 20814
               (Address of Principal Executive Offices) (Zip Code)
                                 (301) 657-1500
              (Registrant's Telephone Number, Including Area Code)
                               Timothy N. Coakley
                              4922 Fairmont Avenue
                            Bethesda, Maryland 20814
               (Name and Address of Agent for Service of Process)

                  Approximate Date of Proposed Public Offering:
 As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

[   ] immediately upon filing pursuant to paragraph (b).
[   ] on (date) pursuant to paragraph (b).
[ X ] 60 days after filing pursuant to paragraph (a) (1).
[   ] on (date) pursuant to paragraph (a) (1).
[   ] 75 days after filing pursuant to paragraph (a) (2).
[   ] on (date) pursuant to paragraph (a) (2).

                            CAPPIELLO-RUSHMORE TRUST

                       REGISTRATION STATEMENT ON FORM N-1A

                              Cross Reference Sheet
                             Required By Rule 495(a)
                        Under the Securities Act of 1933


Form N-1A                                                     Location in
Item No.                                                      Registration Statement
----------------                                              -------------------------
                  Part A: Information Required in a Prospectus
                  --------------------------------------------

1.       Front and Back Cover Pages                           Front Cover Page of Prospectus;
                                                              Back Cover Page of Prospectus

2.       Risk/Return Summary:  Investments,                   Risk and Return Summary; Investments,
         Risks, and Performance                               Risks, and Performance

3.       Risk/Return Summary:  Fee Table                      Risk/Return Bar Chart and Tables: Year-to-Date Total
                                                              Returns Table; Highest and Lowest Quarterly Return;
                                                              Performance Table; Fees and Expenses

4.       Investment Objectives, Principal                     Investment Objectives, Principal Investment
         Investment Strategies, and Related                   Strategies, and Related Risks: A Review of
         Risks                                                Risk Considerations

5.       Management's Discussion of Fund                      Management Discussion of Fund Performance:
         Performance                                          Performance Comparison

6.       Management, Organization, and                        Management, Organization, and Capital Structure:
         Capital Structure                                    Investment Adviser; Year 2000 Preparations

7.       Shareholder Information                              Shareholder Information: How to Invest In the Funds;
                                                              How to Redeem Your Investment; Additional
                                                              Information About the Funds: Exchanging Fund
                                                              Shares; Pricing of Fund Shares; Dividends and
                                                              Distributions; Tax Consequences of Investing In the
                                                              Funds

8.       Distribution Arrangements                            Not Applicable

9.       Financial Highlights Information                     Financial Highlights

                        Part B: Information Required in a
                       Statement of Additional Information
                       -----------------------------------

10.      Cover Page and Table of Contents                     Cover Page and Table of Contents

11.      Fund History                                         Not Applicable

12.      Description of the Fund and Its                      Trust Description, Investments, and Risks;
         Investments and Risks                                Investment Policies; Investment Limitations


                                        i




Form N-1A                                                     Location in
Item No.                                                      Registration Statement
------------                                                  --------------------------
                        Part B: Information Required in a
                       Statement of Additional Information
                       -----------------------------------

13.   Management of the Fund                                  Management of the Trust

14.   Control Persons and Principal Holders                   Control Persons and Principal Holders of
      of Securities                                           Securities

15.   Investment Advisory and Other                           Investment Advisory and Other Services: Investment
      Services                                                Adviser; Administrator; Custodian and Independent
                                                              Public Accountant

16.   Brokerage Allocation and Other                          Brokerage Allocation and Other Practices
      Practices

17.   Capital Stock and Other Securities                      Not Applicable

18.   Purchase, Redemption, and Pricing of                    Purchase and Redemption of Shares
      Shares

19.   Taxation of the Fund                                    Taxation of the Funds

20.   Underwriters                                            Not Applicable

21.   Calculation of Performance Data                         Calculation of Performance Data: Average Annual
                                                              Total Return Quotation; Computation of Yield

22.   Financial Statements                                    Financial Statements

                            Part C: Other Information
                            -------------------------

23.   Exhibits                                                Exhibits

24.   Persons Controlled By or Under                          Persons Controlled By or Under
      Common Control With the Fund                            Common Control With the Fund

25.   Indemnification                                         Indemnification

26.   Business and Other Connections of                       Business and Other Connections of
      Investment Adviser                                      Investment Adviser

27.   Principal Underwriters                                  Not Applicable

28.   Location of Accounts and Records                        Location of Accounts and Records

29.   Management Services                                     Not Applicable

30.   Undertakings                                            Not Applicable

Signatures                                                    Signatures

                                       ii

                                     PART A

                            CAPPIELLO-RUSHMORE TRUST


                               UTILITY INCOME FUND
                                   GROWTH FUND
                              EMERGING GROWTH FUND



                                   Prospectus

                                November 1, 1998


The Cappiello-Rushmore Trust (the "Trust") is a no-load mutual fund complex with four separate investment portfolios, three of which (the "Funds") are described in this Prospectus. This Prospectus contains important information about these Funds. Please read this Prospectus before investing and keep this Prospectus on file for future reference.

Neither the securities and exchange commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS



                                                                  Page

Risk and Return Summary........................................
   Investments, Risks, and Performance.........................
   Risk/Return Bar Chart and Tables............................
   Year-To-Date Total Returns Table............................
   Highest and Lowest Quarterly Returns Table..................
   Performance Table...........................................

Fees and Expenses..............................................

Investment Objectives, Principal Investment Strategies,
and Related Risks..............................................
   Cappiello-Rushmore Utility Income Fund......................
   Cappiello-Rushmore Growth Fund..............................
   Cappiello-Rushmore Emerging Growth Fund.....................
   A Review of Risk Considerations.............................

Management's Discussion of Fund Performances...................
    Cappiello-Rushmore Utility Income Fund.....................
    Cappiello-Rushmore Growth Fund.............................
   Cappiello-Rushmore Emerging Growth Fund.....................
    Market Outlook.............................................
    Performance Comparison.....................................

Shareholder Information........................................
   How to Invest In the Funds..................................
   How to Redeem Your Investment...............................

Additional Information About the Funds.........................
   Exchanging Fund Shares......................................
   Pricing of Fund Shares......................................
   Dividends and Distributions.................................
   Tax Consequences of Investing In the Funds..................

Management, Organization, and Capital Structure................
   Investment Adviser..........................................
   Year 2000 Preparations......................................

Financial Highlights...........................................

                             RISK and RETURN SUMMARY
                       Investments, Risks, and Performance

Cappiello-Rushmore Utility Income Fund

Fund Investment Objective and Goals

The Utility Income Fund's investment objective is to provide higher current income, with capital appreciation a secondary consideration. The Utility Income Fund seeks to achieve this objective by buying the equity securities and bonds of public utility companies, mainly in the gas and electric public utility industries. The Fund also may buy the securities of water and telecommunication companies.

Principal Fund Investment Strategies

The Utility Income Fund's investments may include common stocks, preferred stocks, and convertible securities of both U.S. and foreign issuers.

Principal Risks of Investing In the Utility Income Fund

As with any fund, the value of your investment in the Utility Income Fund will rise or fall depending on the performance of individual securities as well as stock market movements. Since the Utility Income Fund focuses on a single sector, its performance largely depends on that sector's performance, which may differ from that of the overall stock market. Rising interest rates or deteriorating economic conditions may impair the performance of utility companies' securities. Further, adverse rate regulation can result in a decline in utility company sales and earnings.


Cappiello-Rushmore Growth Fund

Fund Investment Objective and Goals

The Growth Fund's objective is long-term capital appreciation. In attempting to achieve this goal, we invest at least 65% of the Growth Fund's total assets in stocks of larger-capitalization growth companies (i.e., companies whose total market value is more than $5.0 billion). Larger-capitalization companies usually are established companies with a track record of sales and earnings. From these large capitalization companies, we select companies that we believe have the potential to increase earnings faster than the overall market.

Principal Fund Investment Strategies

The Growth Fund's stock investments may include common stocks, preferred stocks, and convertible securities of both U.S. and foreign issuers. We invest primarily in the common stocks of U.S. companies and, to a lesser extent, in foreign securities. We also may engage in other investment practices designed to seek either to enhance the Fund's returns or to protect the portfolio from losses. For example, we may also invest in warrants, preferred stocks, convertible debt securities, and certain higher-risk securities. Depending upon the volatility in the markets, the Fund also may employ short term-trading, which could produce high brokerage costs and taxable distributions.

Principal Risks of Investing In the Growth Fund

While larger-company stocks tend to be less volatile than smaller company stocks, the value of your investment in the Growth Fund will rise or fall depending on the performance of individual securities as well as stock market movements. Additionally, because of their size, larger companies usually have financial and managerial resources to offset adversity. These larger companies, however, also may be slower to innovate or respond to changing conditions than smaller companies.

Cappiello-Rushmore Emerging Growth Fund

Fund Investment Objective and Goals

The Emerging Growth Fund seeks long-term capital appreciation. In attempting to achieve this goal, we invest in the stocks and convertible securities of emerging companies with market capitalization of less than $750 million. Under normal circumstances, we invest at least 65% of the Fund's assets in a diversified portfolio of these companies. We search for those smaller companies that show or have the potential to show rapid growth, but are not yet widely recognized. We also may invest in older, established companies that, due to new products, rising sales, expanding market, or other corporate changes, may have the potential of increasing earnings growth.

Principal Fund Investment Strategies

The Emerging Growth Fund invests mainly in the common stocks of U.S. emerging growth companies and, to a lesser extent, in foreign emerging growth companies. However, we may invest up to 25% of the Fund's assets in stock and related securities of larger-capitalized companies and up to 35% of the Fund's assets in investment-grade corporate debt securities and preferred stocks, regardless of whether these securities are issued by emerging growth companies. The Fund may also invest in certain higher-risk securities and may engage in other investment practices designed to seek to either enhance the Fund's returns or protect the portfolio from losses. Depending upon the volatility in the markets, the Fund also may employ short-term trading, which could produce high brokerage costs and taxable distributions.

Principal Risks of Investing In the Emerging Growth Fund

Among the major risks of smaller-capitalization companies are the following:

         o Smaller-capitalization companies are usually younger and less established with a relatively-short record of sales and earnings.

         o Because of their size, smaller companies may lack the depth of financial and management resources to weather economic or financial turmoil. For the same reason, however, smaller companies may have more flexibility and are usually quicker to innovate or respond to changing conditions when compared to larger capitalization companies.

         o Smaller companies tend to be more volatile in their sales and earnings performance, as well as in their stock price.

         o Because stocks of smaller companies usually trade in lower volumes than stocks of larger companies, these stocks may be more vulnerable to market risk and may be harder to sell than stocks of larger companies.

An investment in the Funds is not a deposit or obligation of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                        Risk/Return Bar Chart and Tables

The chart and three tables below show the annual returns and the long-term performance of the Funds. Each Fund commenced operations on October 6, 1992, and has a fiscal year-end of June 30th. The information in the chart and these tables provides some indication of the risks of investing in the Funds by showing changes in Fund performance from year to year and by showing how each Fund's average annual returns for 1 year and 5 years compare with the performance of both the Standard & Poor's 500 IndexTM (a widely-recognized, broad-based measure of stock market performance) and the Russell 2000 Index (a more-narrowly based index of stock market performance).

The chart immediately below compares the annual total return of the Funds with the annual total return of both the Standard & Poor's 500 IndexTM and the Russell 2000 Index for each calendar year from 1993 through 1997. The first of the three tables that follow this chart shows the year-to-date total returns of the Utility Income Fund, the Growth Fund, the Emerging Growth Fund, the Standard & Poor's 500 IndexTM, and the Russell 2000 Index as of the end of the most-recent fiscal quarter (ended September 30, 1998). The second of the three tables shows the highest and lowest total returns of the Funds and the Standard & Poor's 500 IndexTM and the Russell 2000 Index for a quarter from 1993 through 1997. The last of the three tables compares each Fund's average annual total returns for 1 year and 5 years with those of the Standard & Poor's 500 Index and the Russell 2000 Index for periods ended December 31, 1997, the most-recently completely calendar year.

Please note that this chart and each of the three tables assume the reinvestment of dividends and distributions. Please also keep in mind that how the Funds have performed in the past does not necessarily indicate how the Funds will perform in the future.

                               [GRAPHIC OMITTED]


       Year Ended           Utility Income           Growth                Emerging            S&P 500             Russell
         (as of)                 Fund                 Fund                Growth Fund          Index(TM)         2000 Index
--------------------        ---------------         ------------          ------------         ----------      --------------
December 31, 1993                 6%                   14%                    23%                10%             19%
December 31, 1994               (13%)                   5%                    (7%)                1%             (2%)
December 31, 1995                30%                   37%                    36%                38%             28%
December 31, 1996                 4%                   7%                     2%                 23%             16%
December 31, 1997                25%                   22%                    5%                 33%             22%




                        Year-To-Date Total Returns Table
                      (for the most-recent fiscal quarter)

                                  Utility           Growth           Emerging          S&P 500        Russell 2000
                                  Income             Fund             Growth           IndexTM            Index
                                   Fund                                Fund
                                 --------         --------            --------         -------        -------------
Year-to-Date
 Performance                     _______%          _______%          _______%          _______%         _______%
(1/1/98-9/30/98)

                   Highest and Lowest Quarterly Returns Table
                    (since Fund inception on October 6, 1992)


                                  Utility           Growth           Emerging       S&P 500         Russell 2000
                                  Income             Fund             Growth       IndexTM             Index
                                   Fund                                Fund
------------------------         ---------        ---------        -----------       ---------       -------------
Highest Return                    14.73%            18.77%            23.05%          17.46%            16.21%
        Quarter                4th Qtr. 1997     3rd Qtr. 1997    3rd Qtr. 1997    2nd Qtr. 1997      2nd Qtr. 1997
Lowest Return                    (10.32)%           (7.79)%          (17.85)%        (3.79)%            (5.17)%
       Quarter                 1st Qtr. 1994     4th Qtr. 1997    4th Qtr. 1997    1st Qtr. 1994.     1st Qtr.1997

                                Performance Table
                          Average Annual Total Returns
                      (for Periods Ended December 31, 1997)

                                  Utility           Growth           Emerging          S&P 500         Russell 2000
                                  Income             Fund             Growth           IndexTM             Index
                                   Fund                                Fund
-------------------------        ---------          -------         ---------         --------         ------------
One Year                          25.25%            22.17%            4.72%             33.36%            22.36%
Five Years                         9.31%            16.51%            10.61%            20.27%            16.40%

                                FEES and EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

                                                              Utility                      Emerging
                                                              Income         Growth         Growth
                                                               Fund           Fund           Fund
                                                             ---------       ------         -------
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
     Management Fees                                           0.35%          0.50%          0.50%
     Other Expenses                                            0.70%          1.00%          1.00%
                                                               -----          -----          -----
Total Annual Fund Operating Expenses                           1.05%          1.50%          1.50%
                                                               -----          -----          -----

If your monthly account balance per Fund averages $500 or less due to redemptions you may be charged a $5 fee.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated below and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                1 Year         3 Years        5 Years         10 Years
                                ------         -------        -------         --------
                                                                      .
Utility Income Fund             $ 107           $ 334          $ 579          $ 1,283
Growth Fund                       153             474            818            1,791
Emerging Growth Fund              153             474            818            1,791

                   INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
                          STRATEGIES, and RELATED RISKS

Cappiello-Rushmore Utility Income Fund

Fund Investment Objective and Goals

The Utility Income Fund's investment objective is to provide higher current income, with capital appreciation a secondary consideration. The Utility Income Fund seeks to achieve this objective by buying the equity securities and bonds of public utility companies, mainly in the gas and electric public utility industries. The Fund also may buy the securities of water and telecommunication companies.

Principal Fund Investment Strategies

The Fund's investments may include common stocks, preferred stocks, and convertible securities of both U.S. and foreign issuers. The Fund may also purchase U.S. Government securities and enter into repurchase agreements.

In the stock selection process, we seek to identify the ability of a utility company to earn and pay an increasing stream of dividends. We use a number of computer screens to identify stocks that appear to be favorably priced on the basis of dividend yield and that may benefit from the current market and economic environment. We then review these stocks for factors that could be reflected in a rise in dividends and stock price such as: (i) favorable earnings and dividend trends, including cash flow (net earnings plus depreciation), which is critical to future dividends; (ii) reasonable utility rate regulations; (iii) growing service area and/or market; and (iv) non-regulated earnings sources.

We usually sell a company's stock when that company's fundamentals change for the worse. Generally, company stock will also be sold when the company experiences significant, unexplained, price changes.

Principal Risks of Investing In the Utility Income Fund

As with any fund, the value of your investment in the Utility Income Fund will rise or fall depending on the performance of individual securities as well as stock market movements. Since the Fund focuses on a single sector, its performance largely depends on that sector's performance, which may differ from that of the overall stock market. Rising interest rates or deteriorating economic conditions may hurt the performance of utility companies' stocks.
Further, adverse rate regulation can result in a decline in utility company sales and earnings.


Cappiello-Rushmore Growth Fund

Fund Investment Objective and Goals

The Growth Fund's objective is long-term capital appreciation. In attempting to achieve this goal, we invest at least 65% of the Fund's total assets in stocks of larger-capitalization growth companies (i.e., companies whose total market value is more than $5.0 billion). Larger-capitalization companies usually are established companies with a track record of sales and earnings. From these large capitalization companies, we select companies that we believe have the potential to increase earnings faster than the overall market.

Principal Fund Investment Strategies

The Growth Fund's stock investments may include common stocks, preferred stocks, and convertible securities of both U.S. and foreign issuers. We invest primarily in the common stocks of U.S. companies and, to a lesser extent, in foreign securities. We also may engage in other investment practices designed to seek either to enhance the Fund's returns or to protect the portfolio from losses. For example, we may also invest in warrants, preferred stocks, convertible debt securities, and certain higher-risk securities. The Fund may also purchase U.S. Government securities and enter into repurchase agreements.

In the stock selection process, we look for growth companies that are growing or have the potential to grow faster than the S&P 500 IndexTM. The nucleus of the Growth Fund's portfolio will usually be stocks with lower price-earnings ratios and above average yields.

In selecting a stock for inclusion in the portfolio, we employ computer screens to identify stocks with attractive fundamentals and valuations. We then review those companies seeking a catalyst for action, i.e., factors that could indicate a future rise in stock prices, such as a new or changed management or a new product. These computer screens are employed to determine: (i) fundamentals such as sales and earnings growth; and (ii) relative valuations (those stocks that appear to be attractively priced compared to the fundamentals).

We usually sell a company's stock when that company no longer is considered a growth company, shows deteriorating fundamentals, or experiences significant unexplained price changes.

Depending upon the volatility in the markets, the Growth Fund also may employ short-term trading, which could produce high brokerage costs and taxable distributions.

Principal Risks of Investing In the Growth Fund

While larger company stocks tend to be less volatile than smaller company stocks, the value of your investment in the Growth Fund will rise or fall depending on the performance of individual securities as well as stock market movements. Additionally, because of their size, larger companies usually have financial and managerial resources to offset adversity. These larger companies, however, also may be slower to innovate or respond to changing conditions than smaller companies.


Cappiello-Rushmore Emerging Growth Fund

Fund Investment Objective and Goals

The Emerging Growth Fund seeks long-term capital appreciation. In attempting to achieve this goal, we invest in the stocks and securities convertible into common stocks and warrants of emerging companies with market capitalization of less than $750 million. Under normal circumstances, we invest at least 65% of the Fund's assets in a diversified portfolio of these companies. We search for those smaller companies that show or have the potential to show rapid growth, but are not yet widely recognized. We also may invest in older, established companies that, due to new products, rising sales, expanding market, or other corporate changes, may have the potential of increasing earnings growth.

Principal Fund Investment Strategies

The Emerging Growth Fund invests mainly in the common stocks of U.S. companies and, to a lesser extent, in foreign emerging growth companies. We may also invest up to 25% of the Fund's assets in stock and related securities of larger-capitalized companies. Further, up to 35% of the Fund's assets may be invested in investment-grade corporate debt securities and preferred stocks. These investments may or may not be securities of emerging growth companies.

The Emerging Growth Fund may also invest in certain higher-risk securities and may engage in other investment practices designed to seek to either enhance the Fund's returns or protect the portfolio from losses. The Fund may also purchase U.S. Government securities and enter into repurchase agreements.

In selecting a stock for inclusion in the portfolio, we employ computer screens to identify stocks with attractive fundamentals and valuations. A catalyst for action is sought. These computer screens are employed to determine: (i) fundamentals such as sales and earnings growth; and (ii) relative valuations (those stocks that appear to be attractively priced compared to fundamentals).

Depending upon the volatility in the markets, the Emerging Growth Fund also may employ short-term trading, which could produce high brokerage costs and taxable distributions.

Principal Risks of Investing In the Emerging Growth Fund

Among the major risks of smaller-capitalization companies are the following:

         o Smaller-capitalization companies are usually younger and less established with a relatively-short record of sales and earnings.

         o Because of their size, smaller companies may lack the depth of financial and management resources to weather economic or financial turmoil. For the same reason, however, smaller companies may have more flexibility and are usually quicker to innovate or respond to changing conditions when compared to larger capitalized companies.

         o Smaller companies tend to be more volatile in their sales and earnings performance, as well as in their stock price.

         o Because stocks of smaller companies usually trade in lower volumes than stocks of larger companies, these stocks may be more vulnerable to market risk and may be harder to sell than stocks of larger companies.

A Review of Risk Considerations

Risk In General

The risks of a fund are usually defined by the fund's individual securities, overall portfolio, and investment tactics. Over longer periods of time, stocks have been among the most successful investments available to the public. Nevertheless, stocks do fluctuate in price. Accordingly, there is a risk you could lose as well as make money by investing in the Cappiello-Rushmore Funds. As with any fund, there is no guarantee that the performance of the Funds will be positive over any period of time, either short term or long term.

Primary Risks

Set forth below are the primary, broad-based risks that a Fund may encounter:

         Fund Risk -- The possibility that a Fund's performance during a specific period may not meet or exceed that of the market as a whole.

         Sector Risk -- The risk that the economic sector in which a Fund may focus its investments will underperform the market as a whole. To the extent that a Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to the risks of investing in that sector, including legislative or regulatory changes, adverse market conditions, and/or increased competition.

         Market Risk -- The possibility that stock prices in general will decline over short, or even extended, periods of time. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Investors have noticed that when the stock market surges up, many stocks post higher prices. On the other hand, when the stock market falls sharply, many common stocks will drop even more sharply. A change in market psychology can cause a security's price to decline irrespective of any truly fundamental change in the company itself.

         Interest Rate Risk -- The risk of a rise in interest rates that usually depresses the prices of fixed-income type securities and often of equities as well. In the short run, high interest rates reduce interest-sensitive investment spending. Interest rate uncertainty is related to various factors. Among these factors are swings in money growth, uncertainty about the policies of the Federal Reserve Board, and inflationary expectations.

         Small-Issuer Risk -- Small- and medium-capitalization companies may be more vulnerable than larger, more-established organizations to adverse business or economic developments. In particular, small-capitalization companies may have limited product lines, markets, and financial resources, and also may be dependent upon a relatively-small management group. These securities may be traded over-the-counter or listed on an exchange and may not pay dividends.

Secondary Risks

In addition to the primary risks set forth above, as well as individual company risks, the Funds, to varying degrees, also may be subject to the following types of secondary risks:

         Event Risk -- The possibility that corporate securities may suffer substantial declines in market value due to corporate restructurings. While event risk may be high for certain corporate securities held by a Fund, event risk in the aggregate should be low because of each Fund's varied holdings.

         Foreign Company Risks -- Investments in foreign securities involve additional risks, such as changes in currency exchange rates, inadequate disclosure of company information, and political instability. Some additional significant risks associated with investing in foreign companies include:

          o Volatility -- Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could affect investments in foreign companies.

          o Regulatory Environment -- Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to U.S. domestic companies. Foreign issuers may be subject to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic issuers. There is generally less government regulation of listed companies abroad than in the United States.

         Money Market Investment Risk -- Under adverse market conditions, one or more of the Funds could invest some of its assets in money market securities. Although each Fund's objective would be to attempt to avoid losses, this defensive tactic, if employed in a significant way, could have the effect of reducing the benefit from any upswing in the market.


                             MANAGEMENT'S DISCUSSION
                               OF FUND PERFORMANCE

During the past twelve months, the stock market, as measured by the major indices, moved to new all time highs propelled by a still growing economy, falling inflation expectations, and lower interest rates. The effect of the Asian crisis impacted stock prices in October 1997 and in early Spring of 1998 as the second wave of Asian economic woes affected some sectors of the economy. One of the results of this crisis has been the two-tiered nature of the stock market where "size" did count in producing the better investment returns as nervous investors sought liquidity and safety in the large capitalization stocks. Further, individual stock performances seemed to be directly related to size rather than value, earnings growth, or management capability. More remarkable has been foreign investment in the U.S. market. As the Asian crisis began to become apparent about a year ago, it generated a flight of capital from troubled Asian markets into the U.S. and, to a lesser extent, Europe. Most of this foreign inflow sought liquidity and the money flowed into index funds (in the case of equities) and U.S. Treasury securities. The latter helped to push rates down, particularly on the 30-year Treasury Bond.

Cappiello-Rushmore Utility Income Fund

The Utility Income Fund is managed to provide shareholders with a relatively-high dividend yield. Capital gains growth is a secondary consideration. Nevertheless, for the fiscal-year ended June 30, 1998, the Fund's overall total return was 25.55%, a satisfying mix of both capital appreciation and an above-average dividend yield.

During the year, we accomplished some diversification from electric utilities into more attractive valuations in telecommunications as well as non-utility sectors. Nevertheless, electric utilities still comprise 46.4% of the portfolio with telecommunication stocks at 22.1% and natural gas at 5.4% of the portfolio. The best performing stocks from June 30, 1997 to June 30, 1998, were ALLTEL Corp. (up 39%), TNP Enterprises Inc. (up 33%), and Southern Company (up 27%).

We continue to exercise discipline in evaluating utility stocks for purchase, stressing five factors:

   o   Yield (relative to other utilities and the overall market)
   o   Company Management (particularly important in a deregulating industry)
   o   Financial Strength
   o   Future Dividend Growth
   o   Level of Risk

The uncertainties associated with deregulated markets will continue to pose an operating risk for the electric utility industry. As utilities search for new sectors of profitability, competition for new projects is increasing. Acquisition through privatization is also an alternative to the increasingly-competitive domestic power market.

Cappiello-Rushmore Growth Fund

The Growth Fund seeks capital appreciation by investing in larger-established companies with favorable relationships between price/earnings ratios and growth rates. This approach resulted in a satisfying return of 20.72% for the year marking the fourth consecutive year of double-digit returns. Among the best acting stocks for the year ended June 30, 1998, were Federated Department Store warrants, Class "C" (up 119%), GM Hughes Electronics Corporation (up 59%), and American Express Company (up 53%). The largest sector positions are financial services (25.5% of the portfolio), health care (11.9% of the portfolio), and computer hardware and equipment (10.1% of the portfolio).

Larger capitalization stocks fared well during the year, outperforming smaller issues as investors placed a premium on the liquidity of larger stocks. This preference reflected the prevailing economic conditions of slowing (but still growing) corporate earnings, moderately-declining interest rates, and healthy fund inflows into stocks. We continue to invest in well-managed, growing, and profitable businesses that we believe will benefit from long-term trends such as economic and demographic changes. These trends usually result in increases in demand for products and services and offer profitable business opportunities. One example is the demographic trend of the aging of America. The elderly population is growing much more rapidly than the general population and this group has increasingly required more health care. Consequently, we have focused on health care stocks, which comprise 11.9% of the portfolio. A second trend relates to the "baby boomer" group. As they approach their forties and early fifties, "baby boomers" have gradually recognized the need to save and invest. Our concentration in this area includes finance companies such as American Express Company, Franklin Resources, Inc., and Charles Schwab Corp. This sector comprises 25.5% of the portfolio.

During the year, we added to our telecommunication position with the addition of Frontier Corporation and to the retail sector with the purchase of Talbots, Inc.

Cappiello-Rushmore Emerging Growth Fund

The Emerging Growth Fund recorded a slightly negative 0.14% investment performance for the fiscal year ended June 30, 1998. This disappointing performance was reflective of the small-capitalization stock sector during the twelve months ended June 30, 1998, in which small cap stocks significantly underperformed their larger peers. The last time that small companies outperformed the S&P 500 IndexTM was in 1991 and 1992. Since then, the group has lagged the larger stock indices. This lag in smaller stocks has persisted despite the fact that many of these companies have good earnings momentum, established products, capable and seasoned management, and solid balance sheets. Yet, despite these factors, small stocks continued to sell at growing discounts. The answer to the discrepancy seems to be "liquidity" -- the desire of institutional investors to put incoming cash to work in buying the big-capitalization stocks where large amounts of stock can be bought (and sold) without significantly disturbing the price of stocks. "Liquidity" rather than valuation seems to be the rule in investment decisions for the past eight months. Put another way, the stocks comprising the largest 10% of indices like the Dow Jones Industrial Average, the S&P 500 IndexTM, and the Russell 2000 Index have received the major portion of institutional flows over the past months.

We ended fiscal year 1998 with the portfolio focused in three major sectors: (1) health care is the largest sector at 22.0% of the portfolio followed by (2) technology (computer, electronic, and telecommunication) and (3) retailing. Since we continue to believe the U.S. health care system is moving to one of managed care, health care stocks now constitute 22.0% of the portfolio. Our health care stocks have performed well. Our largest position is KV Pharmaceutical Co. (A) showing a cost of $293,949 and a market value of $1,244,375 as of June 30, 1998.

During the year, we sought to reduce risk associated with individual securities by positioning more of the portfolio into lower P/E stocks. These stocks represent solid values whose price we believe more than adequately reflects any possible earnings disappointments.

Among the best performing stocks during the year were FTI Consulting, Inc. (up 113%), KV Pharmaceutical Co. (A) (up 105%), and Immune Response Corp. (up 97%). New names in the portfolio in fiscal year 1998 are Bay Networks, Inc. (up 30%) and Steven Madden, Ltd. (up 27%).

The Salomon/Smith Barney Emerging Growth Index Stocks are now at price earnings levels not seen since 1979, during the market crash of 1987, and during the 1990 recession. Future prospects for emerging growth stocks look promising, particularly from these depressed levels. Looking ahead to the next six to twelve months, we believe that the momentum of the earnings growth rate of smaller companies will continue to be favorable. These companies can have an advantage in a growing economy with their unique ability to adapt relatively swiftly to changing conditions. Lower inventories, limited product lines, and leaner management also give small companies strategic flexibility and enable these companies to respond more rapidly to new opportunities in the marketplace. Additionally, small companies with promising products or services, or that operate in dynamic industries, have the potential for more rapid earnings growth than larger companies. Further, because their international exposure is usually limited, small companies are not as likely to be affected by fluctuations in earnings from overseas operations. For this reason, we believe the smaller stock values are even more compelling for the balance of 1998 and 1999, particularly in comparison to the slowing growth rates of the large multi-national exporting companies.

Finally, we continue to be optimistic about the Fund's prospects. Many of our holdings sell at attractive valuations relative to their expected growth rates. For some time, investors have largely failed to fully appreciate the values in the small capitalization sector. However, with a continued moderate economic recovery and low inflation, small niche companies which can increase their earnings and sell at historically low valuations should ultimately be sought by investors.

Market Outlook

While interest rates remain low and consumer confidence is reaching previous high levels, mutual fund cash inflows have moderated and the momentum in industrial production is unlikely to accelerate. Currently, the overriding issue for the market is the outlook for corporate profits. Profits depend on the outlook for the economy and the extent of the Asian effect over the next six months. Unquestionably, Asia has slowed the economy and corporate profits, particularly in the technology sector. A stronger dollar has also slowed exports. These factors are expected to persist, but not enough to produce weakness in other sectors such as business investment. Some counterbalance to this weakness will be consumer spending (which is likely to continue its upward trend), bolstered by "real" wage growth and the refinancing of home mortgages to lower rates. We believe the underlying environment is still very positive for equities and this should push the market higher in this fiscal year. Slow growth with modest inflation should maintain earnings growth and keep interest rates within a narrow range.

Finally, we believe it is more important to evaluate each company individually rather than focusing on general market trends. Forecasting the direction or general level of the stock market is difficult, if not impossible. Many of the best investors of this century made a point of not focusing too much on the level of the market. Investors are best served by emphasizing the fundamentals and buying companies with sustainable earnings growth at reasonable valuations. If this is done consistently, relatively good returns should be generated over time.


                             Performance Comparison

Assuming a $10,000 initial investment, the following graph compares the total returns of the Funds to the performance of the S&P 500 IndexTM and Russell 2000 Index since the Funds began operating on October 6, 1992. Please remember that past performance does not necessarily reflect how the Funds may perform in the future.
                                [GRAPHIC OMITTED]


    Acccount Value         Utility                      Emerging
     Total Return          Income        Growth          Growth        S&P 500       Russell 2000
       (as of)              Fund          Fund            Fund         IndexTM          Index
----------------------   ------------ -------------     --------      ---------      ------------

October 6, 1992            $10,000       $10,000        $10,000        $10,000         $10,000
June 30, 1993              $10,998       $10,634        $11,335        $11,297         $11,871
----------------------  ------------- -------------  -------------- -------------  ----------------
June 30, 1994              $ 8,998       $11,058        $10,506        $11,455         $12,386
----------------------  ------------- -------------  -------------- -------------  ----------------
June 30, 1995              $10,493       $14,667        $15,141        $14,442         $14,877
----------------------  ------------- -------------  -------------- -------------  ----------------
June 30, 1996              $12,655       $17,904        $17,315        $18,197         $18,431
----------------------  ------------- -------------  -------------- -------------  ----------------
June 30, 1997              $13,083       $19,711        $16,943        $24,511         $21,441
----------------------  ------------- -------------  -------------- -------------  ----------------
June 30, 1998              $16,425       $23,794        $16,919        $31,904         $24,980
----------------------  ------------- -------------  -------------- -------------  ----------------


                Average Annual Total Returns as of June 30, 1998

                      Utility Income       Growth Fund          Emerging
                           Fund                               Growth Fund
                      --------------      -------------       ------------
One Year                  25.55%              20.72%            (0.14)%
Five Year                  8.35%              17.48%             8.34%
Since Inception            9.04%              16.32%             9.60%

                             SHAREHOLDER INFORMATION

How to Invest In the Funds

Facts To Know Before You Invest:

     o    The minimum initial investment in each Fund is $2,500
     o    Retirement accounts may be opened with a $500 minimum investment
     o    There are no minimum amounts for subsequent investments
     o    There are no sales charges
     o    The Funds reserve the right to reject any purchase order
     o All shares are electronically recorded; certificated shares are not available
     o A $10 fee may be charged for items returned for insufficient or uncollectible

Purchasing Shares:

     By Mail

     Complete an application and make a check payable to "Cappiello-Rushmore Trust." Send your completed and signed application and check drawn on a U.S. bank to:

         Cappiello-Rushmore Trust
         4922 Fairmont Avenue
         Bethesda, Maryland  208l4

     By Bank Wire

     Speak to the branch manager of your bank. Request a transfer of federal funds to Rushmore Trust and Savings, FSB, instructing your bank to wire transfer the money before 4:00 P.M., Eastern Time, to:

         Rushmore Trust and Savings, FSB
         Bethesda, Maryland
         Routing # 0550-71084
         Account # 029385770

     Specify the Fund name, your account number (if assigned), and the name(s) in which the account is registered.

     After instructing your bank to transfer federal funds, you must telephone Shareholder Services at (800) 622-1386 or (301) 657-1510 between 8:30 A.M. and 4:00 P.M., Eastern Time, and tell us the amount you transferred and the name of the bank sending the transfer. Your bank may charge a fee for such services. Remember that it is important to complete the wire transfer before 4:00 P.M., Eastern Time.

     Through Brokers

     You may invest in the Fund by purchasing shares through registered broker-dealers, banks, or other financial institutions that purchase securities for their customers. Please note that these third parties may charge a fee for their services.

How To Redeem Your Investment

Redeeming Shares:

     By Telephone (1-800-622-1386)

     As a Fund shareholder, you will automatically receive telephone redemption privileges. If you choose to redeem your investment by telephone, please contact Shareholder Services at 1-800-622-1386 between the hours of 8:30 A.M. and 4:30 P.M., Eastern Time. For your protection, we will take measures to verify your identity by requiring some form of personal identification prior to acting on telephone instructions and may also record telephone transactions. A written confirmation will be mailed to you within five business days after your redemption. Please note that we may terminate or modify telephone redemption privileges upon 60 days notice.

     By Mail or Fax

       Mail your instructions for redemption to:     Fax your instructions for
                                                       redemption to:

        Rushmore Trust and Savings, FSB              (301) 657-1520
        4922 Fairmont Avenue                         Attn: Shareholder Services
        Bethesda, MD  20814
        Attn:  Shareholder Services

     Include the following information in your redemption request:

          o    the name of the Fund and account number you are redeeming from
          o    your name(s) and address as it appears on your account
          o    the dollar amount or number of shares you wish to redeem
          o    your signature(s) as it appears on your account
          o    a daytime telephone number

Additional Information You Should Know When You Redeem

There are no fees charged for redemptions.

         o You may receive redemption proceeds by bank wire, check, or through the Automated Clearing House System (ACH). When the amount to be redeemed is at least $5,000, we will, upon instruction, wire transfer the amount to your commercial bank or brokerage account specified in your account application. For amounts less than $5,000, you may have redemption proceeds deposited directly into an account specified on the account application or request that a redemption check be delivered by mail to your address of record.

         o If you request payment of redemptions to a third party or to a location other than an address on record, the request must be in writing and your signature must be guaranteed by an eligible institution (eligible institutions generally include banking institutions, securities exchanges, associations, agencies or broker/dealers, and "STAMP" program participants).

         o Normally, payment for all shares redeemed will be issued within one business day. However, withdrawal requests on investments that have been made by check may be delayed up to ten calendar days following the investment or until the check clears, whichever occurs first. This delay is necessary to assure us that investments made by check are good funds. You will receive redemption proceeds promptly upon confirmation of receipt of good funds.

         o If your monthly Fund account balance averages $500 or less due to redemptions, you may be charged a $5 fee. The fee will not be imposed on tax-sheltered retirement plans or accounts established under the Uniform Gifts or Transfers to Minors Acts. Additionally, we reserve the right to redeem involuntarily those accounts which fall below $500 after providing 60 days written notice.

         o The right of redemption may be suspended, or the date of payment postponed, during the following periods: (a) periods during which the New York Stock Exchange (the "NYSE") is closed (other than customary weekend or holiday closings); (b) periods when trading on the NYSE is restricted, or an emergency exists, as determined by the Securities and Exchange Commission ("SEC"), so that disposal of a Fund's investments for determination of net asset value is not reasonably practicable; or (c) for such other periods as the SEC, by order, may permit for protection of the Fund's investors.


                     ADDITIONAL INFORMATION ABOUT THE FUNDS

Exchanging Fund Shares

You may exchange shares of one Cappiello-Rushmore Fund for shares of another, or may choose to exchange, without cost, Cappiello-Rushmore Fund shares for shares of any of the following Rushmore Funds: Fund for Government Investors, Fund for Tax-Free Investors, Inc., The Rushmore Fund, Inc., or American Gas Index Fund, Inc. The registration for both accounts must be identical, and you should obtain a current prospectus for the fund into which you are exchanging by calling 1-800-343-3355. Exchanges will be effected at the respective net asset values of the Funds involved as next determined after receipt of the exchange request. The Funds may change or cancel their exchange policies at any time, upon 60 days' notice to shareholders.

Effective immediately, the Cappiello-Rushmore Gold Fund no longer will accept purchase orders for new shares, and Gold Fund shares are no longer available through the Trust's exchange privilege. Trust shareholders may continue to exchange their Gold Fund shares for shares of other Rushmore Funds, including shares of the three Funds in the Cappiello-Rushmore Trust other than the Gold Fund, in accordance with the terms of the Trust's exchange privilege.

Pricing of Fund Shares

The price of a Fund's shares on any given day is the Fund's net asset value per share. This figure is computed by dividing the total market value of the Fund's investments and other assets, less any liabilities, by the number of Fund shares outstanding. The net asset value per share of each Fund is determined as of 4:00 P.M., Eastern Time, on days when the NYSE is open for business. Orders accepted by the Trust directly or by an authorized third party will be priced at the Fund's net asset values next computed after orders are received. This means that if you place a purchase or redemption order after 4:00 P.M., Eastern Time, this order will be effected at the next calculation of net asset value, normally 4:00 P.M. the next business day.

The Funds value their portfolio securities based on the market value of these securities. Each security held by the Funds, and which is listed on a securities exchange, is valued at the last quoted sale price on the NYSE and other major exchanges for a given day. Price information on each listed security is taken from the exchange where the security is primarily traded. Over-the-counter securities are valued at their last sales price. Options and futures contracts are valued at the last sales price as of the close of trading on the applicable exchanges. Unlisted securities for which market quotations are readily available are valued at the closing sales prices. The value of assets for which no quotations are readily available (including any restricted securities) are valued at fair value in good faith by the Board of Trustees or at the direction of the Trustees.

Dividends and Distributions

All dividends and capital gain distributions of each Fund will be reinvested in additional Fund shares (including fractional shares where necessary) at net asset value, unless you elect on your application form or in writing, not less than five full business days prior to the record date for a particular dividend or distribution, to receive such dividend or distribution in cash. If you elect to receive distributions in cash, your election will be effective until you give other written instructions.

Although the timing and amount of all dividends and distributions are subject to the discretion of the Board of Trustees, the distribution schedule for the Funds is as follows:

     o If you own shares of the Growth and/or Emerging Growth Funds, net investment income and net capital gains will be distributed annually in December.

     o If you are a shareholder of the Utility Income Fund, you will receive net investment income quarterly. Capital gains will be distributed annually in December.

Tax Consequences of Investing In the Funds

Taxability of Distributions

The Funds intend to meet the requirements for being tax-qualified regulated investment companies. As long as the Funds meet these requirements, the Funds pay no federal income tax on the earnings distributed to shareholders. The Funds intend to distribute all of their earnings to their shareholders. Dividends and capital gains distributions you receive from any Cappiello-Rushmore Fund, whether reinvested or taken as cash, are generally considered taxable to you as ordinary income or as capital gains income. The Form 1099 that is mailed to you each January details your dividends and their federal tax category. You should verify your tax liability with your tax professional.

Taxability of Transactions

Any time you sell or exchange shares of the Funds, this transaction is considered a taxable event for you. For example, if you exchange shares of one Fund for shares of another, the transaction would be treated as a sale. Consequently, any gain resulting from the transaction would be subject to federal income tax.


                            MANAGEMENT, ORGANIZATION,
                              and CAPITAL STRUCTURE

Investment Adviser


             McCullough, Andrews & Cappiello, Inc.

             Main Office                      East Coast Office
             --------------------             -------------------
             Suite 4250                       Suite 250
             101 California Street            10751 Falls Road
             San Francisco, CA  94111         Lutherville, MD  21093

McCullough, Andrews & Cappiello, Inc. (the "Adviser") has served as the investment adviser to the Funds since their inception on October 6, 1992. For the advisory services performed, the Adviser received the following fees during the Funds' fiscal year ended June 30, 1998:

                                Utility Income Fund        Growth Fund         Emerging Growth Fund
                                ---------------------      --------------      --------------------
Advisory Fees Paid as a
Percentage of Net Assets               0.35%                  0.50%                   0.50%

Portfolio Managers

Frank A. Cappiello and Robert F. McCullough, C.P.A., manage the Funds and have done so since their inception in October, 1992. Mr. McCullough is Chairman of the Board of the Adviser and Mr. Cappiello is President. Both have been in the investment business for more than thirty years.

Mr. McCullough is a graduate of Santa Clara University and is a member of the American Institute of CPAs and the California Society of CPAs.

Mr. Cappiello is a graduate of the University of Notre Dame (A.B.) and Harvard University (M.B.A.) He is past President of the Baltimore Security Analysts Society and former Trustees of the Maryland State Retirement Systems.

Year 2000 Preparations

     The day-to-day operations of the Trust are dependent upon the Trust's service providers, principally the Adviser, Money Management Associates, Rushmore Trust and Savings, FSB, and Rushmore Services, Inc. (collectively, the "Servicers"), and upon the smooth functioning of the computer systems that they utilize. Many computer systems currently cannot properly recognize or process date-sensitive information relating to the year 2000 and beyond. Like other mutual funds and financial and business organizations around the world, the Trust, therefore, could be adversely affected if the computer systems used by these Servicers, and their vendors, do not properly process and calculate date-related information and data on and after January 1, 2000. The Servicers have been evaluating the impact that the year 2000 issue may have on the computer systems that they utilize and are making appropriate modifications to these systems in order to assure that these they will be prepared for the year 2000. The Trust and the Servicers expect that any further modifications to their computer systems necessary to address the year 2000 issue will be made and tested in a timely manner. The Servicers also are working with their outside vendors, and other persons whose systems are linked to those of the Trust and the Servicers, to obtain satisfactory assurances regarding the year 2000 issue. The costs of this systems remediation will not be paid directly by the Trust. Inadequate remediation could have an adverse effect on the Trust's operations, including pricing and securities trading and settlement, and the provision of shareholder services. Although, at this time, there can be no assurance that the remedial action taken by the Servicers will be sufficient or timely, the Servicers do not anticipate that the transition to the 21st century will have a material impact on the ability of the Servicers to continue to service the Trust at current levels.

                              FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the financial statements of the Funds, is included in the annual report for the Funds, which is available upon request.

                                               Utility Income Fund                                 Growth Fund
                                           For the Year Ended June 30,                     For the Year Ended June 30,
                             1998       1997      1996      1995      1994         1998     1997        1996       1995      1994
                             ----       ----      ----      ----      ----         ----     ----        ----       ----      ----
Net Asset Value --
  Beginning of Period         $ 10.40   $  10.60   $  9.24   $  8.39  $  10.82   $ 19.02  $  17.87    $  14.64   $  11.05  $  10.63
                              -------   --------   -------   -------  --------   -------- --------    --------   --------  --------
Income from Investment
  Operations:

  Net Investment Income          0.47       0.53      0.49      0.55      0.53     (0.18)   (0.09)      (0.07)       0.01    (0.02)
     (Loss)

  Net Realized and
    Unrealized Gain  (Loss)
    on Securities              (2.17)     (0.19)      1.39      0.85    (2.42)     (4.12)     1.83        3.30       3.60      0.44
                               ------     ------      ----      ----    ------     ------     ----        ----       ----      ----
Total from Investment
  Operations                     2.64       0.34      1.88      1.40    (1.89)       3.94     1.74        3.23       3.61      0.42
                               ------       ----      ----      ----    ------     ------     ----        ----       ----      ----

Less Distributions:

  Dividends (from net
    investment  income)        (0.48)     (0.54)    (0.52)    (0.55)    (0.53)         --       --          --     (0.02)        --

  Distributions (from
    capital gains)                 --         --        --        --    (0.01)         --   (0.59)          --         --        --
                            ---------  --------- --------- ---------    ------  ---------   ------   ---------  --------- ---------
    Total Distribution to
      Shareholders             (0.48)     (0.54)    (0.52)    (0.55)    (0.54)         --   (0.59)          --     (0.02)        --
                               ------     ------    ------    ------    ------   --------   ------   ---------     ------ ---------
  Net Asset Value -- End
     of  Period               $ 12.56   $  10.40  $  10.60   $  9.24   $  8.39   $  22.96 $  19.02    $  17.87  $  14.64  $  11.05

Total Investment Return        25.55%      3.39%    20.60%    16.62%  (18.18)%     20.72%   10.10%      22.06%     32.65%     3.99%

Ratios and Supplemental
  Data:

  Net Assets -- End of
    Period (000s Omitted     $  9,799     $8,806   $15,106   $17,151    $9,117    $24,831  $24,899     $31,777    $19,337    $9,993

  Ratio of Expenses to
    Average Net Assets          1.05%      1.05%     1.05%     1.05%     1.05%      1.50%    1.50%       1.50%      1.50%     1.50%

  Ratio of Net Income to
    Average Net Assets          4.01%      4.88%     4.82%     6.26%     5.21%    (0.74)%  (0.46)%     (0.41)%      0.12%   (0.18)%

  Portfolio Turnover Rate      29.45%     17.33%    45.11%   147.04%    26.13%     65.08%   41.93%      74.50%     70.89%   119.03%

A The per share amount does not coincide with the net realized and unrealized loss for the year because of the timing of sales and redemptions of Fund shares and the amounts of per share realized and unrealized gain and loss at such time.

The following financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the financial statements of the Funds, is included in the annual report for the Funds, which is available upon request.

                                                     Emerging Growth Fund
                                                   For the Year Ended June 30,
                                 1998       1997         1996        1995          1994
                                ----       ----         ----        ----          ----

Net Asset Value --
  Beginning of Period           $13.84   $  16.99     $  14.96    $  10.41      $  11.32
                                ------   --------     --------    --------      --------
Income from Investment
  Operations:

  Net Investment Income
     (Loss)                     (0.21)     (0.24)       (0.16)      (0.08)        (0.10)

  Net Realized and
    Unrealized Gain  (Loss
    on Securities                0.19A     (0.24)         2.30        4.63        (0.69)
                                  ----      ------         ----        ----        ------

Total from Investment
  Operations                    (0.02)     (0.48)         2.14        4.55        (0.79)
                              --------     ------         ----        ----        ------

Less Distributions:

  Dividends (from net
    investment  income)             --         --           --          --            --

  Distributions (from
    capital gains)                  --     (2.67)       (0.11)          --        (0.12)
                              --------     ------       ------    --------        ------

    Total Distribution to
      Shareholders                  --     (2.67)       (0.11)          --        (0.12)
                              --------     ------       ------   ---------        ------

  Net Asset Value -- End
     of  Period                 $13.82   $  13.84     $  16.99    $  14.96      $  10.41

Total Investment Return        (0.14)%    (2.15)%       14.36%      43.71%       (7.31)%

Ratios and Supplemental
  Data:

  Net Assets -- End of
    Period (000s Omitted        14,159    $20,732      $44,985     $36,606       $18,133

  Ratio of Expenses to
    Average Net Assets           1.50%      1.50%        1.50%       1.50%         1.50%

  Ratio of Net Income to
    Average Net Assets         (1.07)%    (1.20)%      (0.98)%       0.61%       (0.85)%

  Portfolio Turnover Rate      121.20%     66.16%      121.22%      96.11%       128.13%

A The per share amount does not coincide with the net realized and unrealized loss for the year because of the timing of sales and redemptions of Fund shares and the amounts of per share realized and unrealized gain and loss at such time.

In addition to this prospectus, the following information is available to assist you in making an investment decision:


Information Available Upon Request           Description

Statement of Additional Information          A document that includes
                                             additional information
                                             about the Funds.

Annual and Semi-Annual Reports               Bi-annual  reports  that contain
                                             information about the investments
                                             of the Funds. These reports also
                                             discuss the market conditions and
                                             investment strategies that
                                             significantly affected the Funds'
                                             performances during their last
                                             fiscal year.

There are a variety of ways to receive the above information. You may contact the Cappiello-Rushmore Trust directly by telephone, at 1-800-343-3355, or you may send a written request to the Trust's offices, at 4922 Fairmont Avenue, Bethesda, Maryland 20814. Additional information about the Funds can also be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington D. C. (for hours of operation please call the Commission at 1-800-SEC-0330). You may also obtain copies of the information by visiting the Commission's internet site at http://www.sec.gov, or, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission at 450 Fifth Street, N.W. Washington, D. C. 20549.

                                                       Cappiello-Rushmore  Trust
                                        Investment Company Act File No. 811-6601

                            CAPPIELLO-RUSHMORE TRUST


                                    GOLD FUND


                                   Prospectus

                                November 1, 1998


The Cappiello-Rushmore Trust (the "Trust") is a no-load mutual fund complex with four separate investment portfolios, one of which (the "Fund") is described in this Prospectus. This Prospectus contains important information about this Fund. Please read this Prospectus before investing and keep this Prospectus on file for future reference.

Effective immediately, the Gold Fund no longer will accept purchase orders for new shares, and Gold Fund shares are no longer available through the Trust's exchange privilege. Trust shareholders may continue to exchange their Gold Fund shares for shares of other Rushmore Funds, including shares of the other three Funds in the Cappiello-Rushmore Trust, in accordance with the terms of the Trust's exchange privilege.

Neither the securities and exchange commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS




                                                                        Page

Risk and Return Summary..............................................
   Investments, Risks, and Performance...............................
   Risk/Return Bar Chart and Tables..................................
   Year-To-Date Total Returns Table..................................
   Highest and Lowest Quarterly Returns Table........................
   Performance Table.................................................

Fees and Expenses....................................................

Investment Objectives, Principal Investment Strategies,
and Related Risks....................................................
   A Review of Risk Considerations...................................

Management's Discussion of Fund Performances.........................
   Market Outlook....................................................
   Performance Comparison............................................

Shareholder Information..............................................
   How to Invest In the Funds........................................
   How to Redeem Your Investment.....................................

Additional Information About the Funds...............................
   Exchanging Fund Shares............................................
   Pricing of Fund Shares............................................
   Dividends and Distributions.......................................
   Tax Consequences of Investing In the Fund.........................

Management, Organization, and Capital Structure......................
   Investment Adviser................................................
   Year 2000 Preparations............................................

Financial Highlights.................................................

                             RISK and RETURN SUMMARY
                       Investments, Risks, and Performance

Fund Investment Objective and Goals

The Gold Fund seeks long-term capital appreciation. To pursue this goal, the Fund invests in the stocks of companies engaged in gold and other precious metals activities. Other precious metals include silver, platinum, and palladium, and also diamonds and other precious minerals, as well as silver or other precious metal bullion and coins. Precious metal activities include mining, exploration, fabrication, processing, marketing, and distribution. Also included are companies dealing or investing in gold and operating companies principally engaged in financing, managing, controlling, or operating companies engaged in these activities. The Fund may also invest in warrants, preferred stock, and convertible debt securities, as well as bullion, coins and precious metals, futures contacts, and options.

The Fund does not invest for income.

Principal Fund Investment Strategies

The Gold Fund invests mainly in the common stock of U.S. and foreign gold and precious metal-related companies. At least 65% of the total assets of the Fund are normally invested in the stock of companies engaged in these activities.

Principal Risks of Investing In the Gold Fund

As with any stock-oriented fund, the value of your investment will rise or fall depending on the performance of individual securities as well as stock market movements. The stocks of precious metal-related companies carry higher risks than the stocks of other companies, in particular the risk of wide price movements due to a variety of economic and political factors, including:

          o changes in inflation or in expectations regarding inflation in various countries
          o    the availability of supplies of precious metals and minerals
          o changes in industrial and commercial demand o metal and mineral sales by governments, central banks, or international agencies
          o    investment speculation
          o    monetary and other economic policies of various governments
          o governmental restrictions on the private ownership of certain precious metals and minerals

An investment in the Fund is not a deposit or obligation of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


                        Risk/Return Bar Chart and Tables

The chart and three tables below show the annual returns and the long-term performance of the Fund, which commenced operations on March 7, 1994, and whose fiscal year-end is June 30th. The information in the chart and these tables provides some indication of the risks of investing in the Fund by showing changes in Fund performance from year to year and by showing how the Fund's average annual returns for 1 year and 3 years compare with the performance of the Philadelphia Stock Exchange Gold and Silver IndexTM (the "XAU Index") (a capitalization-weighted index featuring eleven widely-held securities in the gold and silver mining and production industry or companies investing in such mining and production companies).

The chart immediately below compares the annual total return of the Fund with the annual total return of the XAU Index for each calendar year from 1995 through 1997. The first of the three tables that follow this chart shows the year-to-date total returns of the Fund and the XAU Index as of the end of the most-recent fiscal quarter (ended September 30, 1998). The second of the three tables shows the highest and lowest total returns of the Fund and the XAU Index for a quarter from 1995 through 1997. The last of the three tables compares the Fund's average annual total returns for 1 year and 3 years with those of the XAU Index for periods ended December 31, 1997, the most-recently completely calendar year.

Please note that this chart and each of the three tables assume the reinvestment of dividends and distributions. Please also keep in mind that how the Fund has performed in the past does not necessarily indicate how the Fund will perform in the future.


                                [GRAPHIC OMITTED]


       Year Ended                                Philadelphia Exchange
         (as of)               Gold Fund         Gold and Silver Index
-------------------           -----------        ----------------------
December 31, 1995                  4%                     10%
December 31, 1996                 (6%)                    (3%)
December 31, 1997                (45%)                   (36%)



                        Year-To-Date Total Returns Table
                      (for the most-recent fiscal quarter)

                                 Gold Fund          XAU Index
                                 ---------          ---------
Year-to-Date
 Performance                     _______%           _______%
(1/1/98-9/30/98)

                      Highest and Lowest Quarterly Returns
                     (since Fund inception on March 7, 1994)


                                Gold Fund                   XAU Index
                               ----------                   ---------
Highest Return                    20.74%                     _____%
Quarter                       1st Qtr. 1996            _______ Qtr. 199__

Lowest Return                    (32.18)%                   (______)%
Quarter                       4th Qtr. 1997            _______ Qtr. 199__

                                Performance Table
                          Average Annual Total Returns
                      (for Periods Ended December 31, 1997)


                                  Gold Fund        XAU Index
                                  ---------        ---------
One Year (1997)                   (45.22)%          (36.46)%
Three Years (1995-1997)           (18.87)%          (12.13)%

                                FEES and EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
    Management Fees                                             0.70%
    Other Expenses                                              1.00%
                                                                -----
  Total Annual Fund Operating Expenses                          1.70%
                                                                -----

If your monthly account balance per Fund averages $500 or less due to redemptions you may be charged a $5 fee.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


    1 Year         3 Years         5 Years        10 Years
    ------         -------         -------        --------
     $ 173          $ 536           $ 923         $ 2,009


                   INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
                          STRATEGIES, and RELATED RISKS

Fund Investment Objective and Goals

The Gold Fund seeks long-term capital appreciation. To pursue this goal, the Fund invests in the stocks of companies engaged in gold and other precious metals activities. Other precious metals include silver, platinum, and palladium, and also diamonds and other precious minerals, as well as silver or other precious metal bullion and coins. Precious metal activities include mining, exploration, fabrication, processing, marketing, and distribution. Also included are companies dealing or investing in gold and operating companies principally engaged in financing, managing, controlling, or operating companies engaged in these activities. The Fund may also invest in warrants, preferred stock, and convertible debt securities, as well as bullion, coins and precious metals, futures contacts, and options.

The Fund does not invest for income.

Principal Fund Investment Strategies

The Fund invests mainly in the common stock of U.S. and foreign gold and precious metal-related companies. At least 65% of the total assets of the Fund are normally invested in the stock of companies engaged in these activities. The Fund may also purchase U.S. Government securities and enter into repurchase agreements.

In selecting stocks, we look for companies that have: (i) steady growth in both sales and earnings; (ii) extensive ore bodies and efficient mining operations (where appropriate); and (iii) low melting and refinery costs with adequate capital to continue to maintain and expand operations.

Principal Risks of Investing In the Gold Fund

As with any stock-oriented fund, the value of your investment will rise or fall depending on the performance of individual securities as well as stock market movements. The stocks of precious metal-related companies carry higher risks than the stocks of other companies, in particular the risk of wide price movements due to a variety of economic and political factors, including:

          o changes in inflation or in expectations regarding inflation in various countries
          o    the availability of supplies of precious metals and minerals
          o    changes in industrial and commercial demand
          o metal and mineral sales by governments, central banks, or international agencies
          o    investment speculation
          o    monetary and other economic policies of various governments
          o governmental restrictions on the private ownership of certain precious metals and minerals

A Review of Risk Considerations

Risk In General

The risks of a fund are usually defined by the fund's individual securities, overall portfolio, and investment tactics. Over longer periods of time, stocks have been among the most successful investments available to the public. Nevertheless, stocks do fluctuate in price. Accordingly, there is a risk you could lose as well as make money by investing in the Cappiello-Rushmore Gold Fund. As with any fund, there is no guarantee that the performance of the Gold Fund will be positive over any period of time, either short term or long term.

Primary Risks

Set forth below are the primary, broad-based risks that the Fund may encounter:

         Fund Risk -- The possibility that the Fund's performance during a specific period may not meet or exceed that of the market as a whole.

         Sector Risk -- The risk that the economic sector in which the Fund may focus its investments will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to the risks of investing in that sector, including legislative or regulatory changes, adverse market conditions, and/or increased competition.

         Market Risk -- The possibility that stock prices in general will decline over short, or even extended, periods of time. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Investors have noticed that when the stock market surges up, many stocks post higher prices. On the other hand, when the stock market falls sharply, many common stocks will drop even more sharply. A change in market psychology can cause a security's price to decline irrespective of any truly fundamental change in the company itself.

         Interest Rate Risk -- The risk of a rise in interest rates that usually depresses the prices of fixed-income type securities and often of equities as well. In the short run, high interest rates reduce interest-sensitive investment spending. Interest rate uncertainty is related to various factors. Among these factors are swings in money growth, uncertainty about the policies of the Federal Reserve Board, and inflationary expectations.

         Foreign Company Risks -- Investments in foreign securities involve additional risks, such as changes in currency exchange rates, inadequate disclosure of company information, and political instability. Some additional significant risks associated with investing in foreign companies include:

          o Volatility -- Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could affect investments in foreign companies.

          o Regulatory Environment -- Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to U.S. domestic companies. Foreign issuers may be subject to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic issuers. There is generally less government regulation of listed companies abroad than in the United States.

         Leveraging Risk -- Leveraging activities include, among other things, borrowing and the use of options and futures contracts. The risks associated with leveraging activities include:

         o The success of a leveraging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest rates.

         o Leveraging may result in the Fund experiencing losses over certain ranges in the market that exceed losses experienced by a non-leveraged fund.

         o There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts and options on futures contracts.

         o Although the Fund will purchase only exchange-traded futures contracts and options, due to market conditions there may not be a liquid secondary market for a futures contract or an option. As a result, the Fund may be unable to close out its futures or options contracts at a time which is advantageous to the Fund.

         o Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

Secondary Risks

In addition to the primary risks set forth above, as well as individual company risks, the Fund, to varying degrees, also may be subject to the following types of secondary risks:

         Event Risk -- The possibility that corporate securities may suffer substantial declines in market value due to corporate restructurings. While event risk may be high for certain corporate securities held by the Fund, event risk in the aggregate should be low because of the Fund's varied holdings.

         Small-Issuer Risk -- Small- and medium-capitalization companies may be more vulnerable than larger, more-established organizations to adverse business or economic developments. In particular, small-capitalization companies may have limited product lines, markets, and financial resources, and also may be dependent upon a relatively-small management group. These securities may be traded over-the-counter or listed on an exchange and may not pay dividends.

         Money Market Investment Risk -- Under adverse market conditions, the Fund could invest some of its assets in money market securities. Although the Fund's objective would be to attempt to avoid losses, this defensive tactic, if employed in a significant way, could have the effect of reducing the benefit from any upswing in the market.


                             MANAGEMENT'S DISCUSSION
                               OF FUND PERFORMANCE

During the past twelve months, the stock market, as measured by the major indices, moved to new all time highs propelled by a still growing economy, falling inflation expectations, and lower interest rates. The effect of the Asian crisis impacted stock prices in October 1997 and in early Spring of 1998 as the second wave of Asian economic woes affected some sectors of the economy. One of the results of this crisis has been the two-tiered nature of the stock market where "size" did count in producing the better investment returns as nervous investors sought liquidity and safety in the large capitalization stocks. Further, individual stock performances seemed to be directly related to size rather than value, earnings growth, or management capability. More remarkable has been foreign investment in the U.S. market. As the Asian crisis began to become apparent about a year ago, it generated a flight of capital from troubled Asian markets into the U.S. and, to a lesser extent, Europe. Most of this foreign inflow sought liquidity and the money flowed into index funds (in the case of equities) and U.S. Treasury securities. The latter helped to push rates down, particularly on the 30-year Treasury Bond.

The factors that materially affected performance of the Gold Fund during the fiscal year ended June 30, 1998 were:

          o    Market   conditions  for  gold  (both  bullion  gold  shares  and
               derivatives relative to these shares) can be characterized as poor for most of the entire fiscal year
          o The sale and possibilities of future sales of gold bullion by several central banks including Australia (sale) and Switzerland
               (possible reduction of gold as backing for the Swiss Franc)
          o    European  Monetary  Union  (EMU)  limited  gold  backing  of  new currency and placed no restrictions on future gold reserves
          o    The  benign  rate of  inflation  both  in the  U.S.  and  abroad, particularly Europe
          o Weakness in Asian demand also translated into weakness in foreign purchases of platinum, silver, and gold jewelry by Asians as well as weakness in precious metal buying for industrial uses
          o    BRE-X Scandal was a continuing demoralizing event
          o Inability to raise capital forced marginal companies to abandon projects or close properties o Foreign currency weakness served to limit interest in precious metals

In this difficult environment, we took steps to lower risks in the portfolio by shifting from the smaller precious metal stocks to larger-capitalization and more-diversified producers. Reflecting this change, two of our best performing stocks were Stillwater Mining Company (up 22%) and Battle Mountain Gold (up 4%).

The outlook for precious metals and the Fund's prospects for the fiscal year ending June 30, 1999, is mixed. Some of the negative forces will likely continue in 1999. However, new events and changed perceptions may lead to improved conditions for the industry, as follows:

          o The new European Central Bank may place a moratorium (or limit) on the sale of gold by its member nations
          o Asian stability may develop which could weaken the dollar versus the yen and other currencies leading to a more attractive gold price
          o Inflation may become a larger force and a fear than in the past several years o Gold production shortfall in 1997 and likely again in 1998 relative to demand should eventually lead to higher price levels; the situation will be magnified as the gold industry lacks financial resources to build production going forward

We believe that the time will come when the forces of supply and demand come to the fore and will be reinforced with diminishing reliance on paper reserves such as the dollar. In summary, 1999 may see the reversal in the forces that have depressed the price of gold and other precious metals.

Market Outlook

While interest rates remain low and consumer confidence is reaching previous high levels, mutual fund cash inflows have moderated and the momentum in industrial production is unlikely to accelerate. Currently, the overriding issue for the market is the outlook for corporate profits. Profits depend on the outlook for the economy and the extent of the Asian effect over the next six months. Unquestionably, Asia has slowed the economy and corporate profits, particularly in the technology sector. A stronger dollar has also slowed exports. These factors are expected to persist, but not enough to produce weakness in other sectors such as business investment. Some counterbalance to this weakness will be consumer spending (which is likely to continue its upward trend), bolstered by "real" wage growth and the refinancing of home mortgages to lower rates. We believe the underlying environment is still very positive for equities and this should push the market higher in this fiscal year. Slow growth with modest inflation should maintain earnings growth and keep interest rates within a narrow range.

Finally, we believe it is more important to evaluate each company individually rather than focusing on general market trends. Forecasting the direction or general level of the stock market is difficult, if not impossible. Many of the best investors of this century made a point of not focusing too much on the level of the market. Investors are best served by emphasizing the fundamentals and buying companies with sustainable earnings growth at reasonable valuations. If this is done consistently, relatively good returns should be generated over time.


                             Performance Comparison

Assuming a $10,000 initial investment, the following graph compares the Fund's total returns to the performance of the Philadelphia Exchange Gold and Silver Index since the Fund began operating on March 7, 1994. Please remember that past performance does not necessarily reflect how the Fund may perform in the future.

                                [GRAPHIC OMITTED]

      Acccount Value
      Total Return            Gold              Philadelphia Exchange
        (as of)                Fund             Gold and Silver Index
------------------------ ---------------  ----------------------------------

March 7, 1994                $10,000                   $10,000
------------------------ ---------------  ----------------------------------
June 30, 1994                $ 9,520                   $ 9,560
------------------------ ---------------  ----------------------------------
June 30, 1995                $ 9,890                   $ 9,970
------------------------ ---------------  ----------------------------------
June 30, 1996                $ 9,930                   $10,266
------------------------ ---------------  ----------------------------------
June 30, 1997                $ 7,020                   $ 7,914
------------------------ ---------------  ----------------------------------
June 30, 1998                $ 4,660                   $ 5,937
------------------------ ---------------  ----------------------------------


                Average Annual Total Returns as of June 30, 1998


                    One Year                   (33.62)%
                    Since Inception            (16.21)%


                             SHAREHOLDER INFORMATION

How to Invest In the Fund

Facts To Know Before You Invest:

     o    The minimum initial investment in is $2,500
     o    Retirement accounts may be opened with a $500 minimum investment
     o    There are no minimum amounts for subsequent investments
     o    There are no sales charges
     o The Funds reserve the right to reject any purchase order o All shares are electronically recorded; certificated shares are not available
     o A $10 fee may be charged for items returned for insufficient or uncollectible funds

Purchasing Shares:

     By Mail

     Complete an application and make a check payable to "Cappiello-Rushmore Trust." Send your completed and signed application and check drawn on a U.S. bank to:

         Cappiello-Rushmore Trust
         4922 Fairmont Avenue
         Bethesda, Maryland  208l4

     By Bank Wire

     Speak to the branch manager of your bank. Request a transfer of federal funds to Rushmore Trust and Savings, FSB, instructing your bank to wire transfer the money before 4:00 P.M., Eastern Time, to:

         Rushmore Trust and Savings, FSB
         Bethesda, Maryland
         Routing # 0550-71084
         Account # 029385770

     Specify the Fund name, your account number (if assigned), and the name(s) in which the account is registered.

     After instructing your bank to transfer federal funds, you must telephone Shareholder Services at (800) 622-1386 or (301) 657-1510 between 8:30 A.M. and 4:00 P.M., Eastern Time, and tell us the amount you transferred and the name of the bank sending the transfer. Your bank may charge a fee for such services. Remember that it is important to complete the wire transfer before 4:00 P.M., Eastern Time.

     Through Brokers

     You may invest in the Fund by purchasing shares through registered broker-dealers, banks, or other financial institutions that purchase securities for their customers. Please note that these third parties may charge a fee for their services.

How To Redeem Your Investment

Redeeming Shares:

     By Telephone (1-800-622-1386)

     As a Fund shareholder, you will automatically receive telephone redemption privileges. If you choose to redeem your investment by telephone, please contact Shareholder Services at 1-800-622-1386 between the hours of 8:30 A.M. and 4:30 P.M., Eastern Time. For your protection, we will take measures to verify your identity by requiring some form of personal identification prior to acting on telephone instructions and may also record telephone transactions. A written confirmation will be mailed to you within five business days after your redemption. Please note that we may terminate or modify telephone redemption privileges upon 60 days notice.

     By Mail or Fax

         Mail your instructions             Fax your instructions
           for redemption to:                  for redemption to:

          Rushmore Trust and Savings, FSB          (301) 657-1520
          4922 Fairmont Avenue                     Attn:  Shareholder Services
          Bethesda, MD  20814
          Attn:  Shareholder Services

     Include the following information in your redemption request:

         o     the name of the Fund and account number you are redeeming from
         o     your name(s) and address as it appears on your account
         o     the dollar amount or number of shares you wish to redeem
         o     your signature(s) as it appears on your account
         o     a daytime telephone number

Additional Information You Should Know When You Redeem

There are no fees charged for redemptions.

         o You may receive redemption proceeds by bank wire, check, or through the Automated Clearing House System (ACH). When the amount to be redeemed is at least $5,000, we will, upon instruction, wire transfer the amount to your commercial bank or brokerage account specified in your account application. For amounts less than $5,000, you may have redemption proceeds deposited directly into an account specified on the account application or request that a redemption check be delivered by mail to your address of record.

         o If you request payment of redemptions to a third party or to a location other than an address on record, the request must be in writing and your signature must be guaranteed by an eligible institution (eligible institutions generally include banking institutions, securities exchanges, associations, agencies or broker/dealers, and "STAMP" program participants).

         o Normally, payment for all shares redeemed will be issued within one business day. However, withdrawal requests on investments that have been made by check may be delayed up to ten calendar days following the investment or until the check clears, whichever occurs first. This delay is necessary to assure us that investments made by check are good funds. You will receive redemption proceeds promptly upon confirmation of receipt of good funds.

         o If your monthly Fund account balance averages $500 or less due to redemptions, you may be charged a $5 fee. The fee will not be imposed on tax-sheltered retirement plans or accounts established under the Uniform Gifts or Transfers to Minors Acts. Additionally, we reserve the right to redeem involuntarily those accounts which fall below $500 after providing 60 days written notice.

         o The right of redemption may be suspended, or the date of payment postponed, during the following periods: (a) periods during which the New York Stock Exchange ("NYSE") is closed (other than customary weekend or holiday closings); (b) periods when trading on the NYSE is restricted, or an emergency exists, as determined by the Securities and Exchange Commission ("SEC"), so that disposal of the Fund's investments for determination of net asset value is not reasonably practicable; or (c) for such other periods as the SEC, by order, may permit for protection of the Fund's investors.


                      ADDITIONAL INFORMATION ABOUT THE FUND

Exchanging Fund Shares

You may exchange shares of one Cappiello-Rushmore Fund for shares of another, or may choose to exchange, without cost, Cappiello-Rushmore Fund shares for shares of any of the following Rushmore Funds: Fund for Government Investors, Fund for Tax-Free Investors, Inc., The Rushmore Fund, Inc., or American Gas Index Fund, Inc. The registration for both accounts must be identical, and you should obtain a current prospectus for the fund into which you are exchanging by calling 1-800-343-3355. Exchanges will be effected at the respective net asset values of the Funds involved as next determined after receipt of the exchange request. The Fund may change or cancel their exchange policies at any time, upon 60 days' notice to shareholders.

Effective immediately, the Cappiello-Rushmore Gold Fund no longer will accept purchase orders for new shares, and Gold Fund shares are no longer available through the Trust's exchange privilege. Trust shareholders may continue to exchange their Gold Fund shares for shares of other Rushmore Funds, including shares of the three Funds in the Cappiello-Rushmore Trust other than the Gold Fund, in accordance with the terms of the Trust's exchange privilege.

Pricing of Fund Shares

The price of the Fund's shares on any given day is the Fund's net asset value per share. This figure is computed by dividing the total market value of the Fund's investments and other assets, less any liabilities, by the number of Fund shares outstanding. The net asset value per share of the Fund is determined as of 4:00 P.M., Eastern Time, on days when the NYSE is open for business. Orders accepted by the Trust directly or by an authorized third party will be priced at the Fund's net asset values next computed after orders are received. This means that if you place a purchase or redemption order after 4:00 P.M., Eastern Time, this order will be effected at the next calculation of net asset value, normally 4:00 P.M. the next business day.

The Fund values its portfolio securities based on the market value of these securities. Each security held by the Fund, and which is listed on a securities exchange, is valued at the last quoted sale price on the NYSE and other major exchanges for a given day. Price information on each listed security is taken from the exchange where the security is primarily traded. Over-the-counter securities are valued at their last sales price. Options and futures contracts are valued at the last sales price as of the close of trading on the applicable exchanges. Gold and other precious metals are valued daily at fair market value, based upon price quotations in common use. Unlisted securities for which market quotations are readily available are valued at the closing sales prices. The value of assets for which no quotations are readily available (including any restricted securities) are valued at fair value in good faith by the Board of Trustees or at the direction of the Trustees.

Dividends and Distributions

All dividends and capital gain distributions of the Fund will be reinvested in additional Fund shares (including fractional shares where necessary) at net asset value, unless you elect on your application form or in writing, not less than five full business days prior to the record date for a particular dividend or distribution, to receive such dividend or distribution in cash. If you elect to receive distributions in cash, your election will be effective until you give other written instructions.

Although the timing and amount of all dividends and distributions are subject to the discretion of the Board of Trustees, the Fund intends to distribute all net investment income and net capital gains annually in December.


Tax Consequences of Investing In the Fund

Taxability of Distributions

The Fund intends to meet the requirements for being a tax-qualified regulated investment company. As long as the Fund meets these requirements, the Fund pays no federal income tax on the earnings distributed to shareholders. The Fund intends to distribute all of its earnings to its shareholders. Dividends and capital gains distributions you receive, whether reinvested or taken as cash, are generally considered taxable to you as ordinary income or as capital gains income. The Form 1099 that is mailed to you each January details your dividends and their federal tax category. You should verify your tax liability with your tax professional.

Taxability of Transactions

Any time you sell or exchange shares of the Fund, this transaction is considered a taxable event for you. For example, if you exchange shares of the Gold Fund for shares of another Cappiello-Rushmore Fund, the transaction would be treated as a sale. Consequently, any gain resulting from the transaction would be subject to federal income tax.


                            MANAGEMENT, ORGANIZATION,
                              and CAPITAL STRUCTURE


Investment Adviser


                      McCullough, Andrews & Cappiello, Inc.



          Main Office                         East Coast Office
          Suite 4250                          Suite 250
          101 California Street               10751 Falls Road
          San Francisco, CA  94111            Lutherville, MD
                                              21093

McCullough, Andrews & Cappiello, Inc. (the "Adviser") has served as the Fund's investment adviser since its inception on March 7, 1994. For the advisory services performed, the Adviser received 0.70% of the average net assets of the Fund for the fiscal year ended June 30, 1998.

Portfolio Manager

David H. Andrews, C.F.A., is the portfolio manager for the Fund. Mr. Andrews is the Vice Chairman the Adviser and has managed the Fund since its inception. Mr. Andrews has been in the securities business for more than forty years and is a Chartered Financial Analyst (C.F.A.) and past President of the Security Analysts of San Francisco. He is a graduate of Harvard College and the Stanford Graduate School of Business.

Year 2000 Preparations

     The day-to-day operations of the Trust are dependent upon the Trust's service providers, principally the Adviser, Money Managemetn Associates, Rushmore Trust and Savings, FSB, and Rushmore Services, Inc. (collectively, the "Servicers"), and upon the smooth functioning of the computer systems that they utilize. Many computer systems currently cannot properly recognize or process date-sensitive information relating to the year 2000 and beyond. Like other mutual funds and financial and business organizations around the world, the Trust, therefore, could be adversely affected if the computer systems used by these Servicers, and their vendors, do not properly process and calculate date-related information and data on and after January 1, 2000. The Servicers have been evaluating the impact that the year 2000 issue may have on the computer systems that they utilize and are making appropriate modifications to these systems in order to assure that they will be prepared for the year 2000. The Trust and the Servicers expect that any further modifications to their computer systems necessary to address the year 2000 issue will be made and tested in a timely manner. The Servicers also are working with their outside vendors, and other persons whose systems are linked to those of the Trust and the Servicers, to obtain satisfactory assurances regarding the year 2000 issue. The costs of this systems remediation will not be paid directly by the Trust. Inadequate remediation could have an adverse effect on the Trust's operations, including pricing and securities trading and settlement, and the provision of shareholder services. Although, at this time, there can be no assurance that the remedial action taken by the Servicers will be sufficient or timely, the Servicers do not anticipate that the transition to the 21st century will have a material impact on the ability of the Servicers to continue to service the Trust at current levels.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance since it commenced operations in 1994. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

                                                                                                                         For the
                                                                                                                         Period
                                                                              For the Year                               Ended
                                                                              Ended June 30,                             June 30,
                                                              --------------------------------------------------         ---------

                                                               1998          1997             1996          1995             1994*
                                                               ----          ----             ----          ----             ----
Net Asset Value--Beginning of Period............            $   7.02     $    9.93        $    9.89      $   9.52         $   10.00
                                                            --------
  Income from Investment Operations:
    Net Investment Loss.........................              (0.05)        (0.08)           (0.06)        (0.05)            (0.01)
    Net Realized and Unrealized Gain
      (Loss) on Securities......................              (2.31)        (2.83)             0.10          0.42            (0.47)
                                                             -------       -------            ------        -----            ------
      Total from Investment Operations..........              (2.36)        (2.91)             0.04          0.37            (0.48)
                                                            ---------      -------            ------        -----            ------

Less Distributions:
  Dividends (from net investment income)                       ----            --                --           --                 --
  Distributions (from capital gains)                             --            --                --           --                 --
                                                             -------       -------            ------        -----            -----
     Total Distributions to Shareholders.......                 --            --               --            --                 --
                                                             -------       -------            ------        -----            ------
  Net Asset Value--End of Period................              $ 4.66     $    7.02        $    9.93     $    9.89        $     9.52
                                                       ============= =============  =============== =============  ================

Total Investment Return........................            (33.62)%     (29.41) %           0.40 %        3.89 %         (4.80) %A

Ratios and Supplemental Data:
  Net Assets--End of Period (000s omitted).....             $ 2,187        $3,409           $6,122        $6,796            $6,395
  Ratio of Expenses to Average Net Assets......               1.70%        1.70 %           1.70 %        1.70 %          1.68 % B
  Ratio of Net Loss to Average Net Assets......             (0.74)%      (0.76) %         (0.59) %      (0.51) %        (0.25) % B
  Portfolio Turnover Rate......................              56.49%      108.47 %          59.06 %       51.23 %           22.85 %

* The Gold Fund commenced operations on March 7, 1994.
A Total Investment Return for periods of less than one year are not annualized. B Annualized.

In addition to this prospectus, the following information is available to assist you in making an investment decision:


Information Available Upon Request              Description
Statement of Additional Information             A document that includes
                                                additional information about the
                                                Fund.

Annual and Semi-Annual Reports                  Bi-annual  reports  that contain
                                                information about the Fund's
                                                investments.  These reports
                                                also discuss the market
                                                conditions and investment
                                                strategies that significantly
                                                affected the Fund's
                                                performance during its last
                                                fiscal year.

There are a variety of ways to receive the above information. You may contact the Cappiello-Rushmore Trust directly by telephone, at 1-800-343-3355, or you may send a written request to the Trust's offices, at 4922 Fairmont Avenue, Bethesda, Maryland 20814. Additional information about the Funds can also be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington D. C. (for hours of operation please call the Commission at 1-800-SEC-0330). You may also obtain copies of the information by visiting the Commission's internet site at http://www.sec.gov, or, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission at 450 Fifth Street, N.W. Washington, D. C. 20549.

                                                       Cappiello-Rushmore  Trust
                                        Investment Company Act File No. 811-6601

                                     PART B

                            CAPPIELLO-RUSHMORE TRUST

                               Utility Income Fund
                                   Growth Fund
                              Emerging Growth Fund
                                    Gold Fund

                 4922 Fairmont Avenue, Bethesda, Maryland 20814
                                 (800) 343-3355
                                 (301) 657-1500



                       STATEMENT OF ADDITIONAL INFORMATION
                                November 1, 1998


This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Trust's Prospectuses, each dated November 1, 1998. Copies of the Prospectuses may be obtained without charge by writing or telephoning the Trust at the above address or telephone number.

                                TABLE OF CONTENTS


                                                                                                    Page in
                                                                                                     Utility
                                                                                                  Income Fund,
                                                                                                  Growth Fund,
                                                               Page in                                 and
                                                            Statement of          Page in           Emerging
                                                             Additional          Gold Fund         Growth Fund
                                                             Information        Prospectus         Prospectus
                                                            ------------        ----------         -----------


Trust Description, Investments, and Risks

Investment Policies

Investment Limitations

Management of the Trust

Control Persons and Principal Holders of
Securities

Investment Advisory and Other Services

Brokerage Allocation and Portfolio Transactions

Taxation of the Funds

Calculation of Performance Data

Financial Statements


Trust Description, Investments, and Risks

The Cappiello-Rushmore Trust is an open-end, management investment company organized as a business trust under the laws of Delaware on March 12, 1992. The following are the investment strategies and risks associated with investing in the four Cappiello-Rushmore Funds (collectively, the "Funds"), each of which Funds is diversified under the Investment Company Act of 1940: the Utility Income Fund, the Growth Fund, the Emerging Growth Fund, and the Gold Fund.


Investment Policies

Repurchase Agreements

     What is a Repurchase Agreement?

     A repurchase agreement is an agreement where a Fund acquires a money market instrument from a commercial bank or broker/dealer with the understanding that the Fund will sell the instrument back at an agreed-upon price and date (normally, the next business day). Essentially, a repurchase agreement may be considered a loan backed by securities. The resale price reflects an agreed-upon interest rate effective for the period the instrument is held by the Fund. In these transactions, the value of the securities acquired by the Fund (including accrued interest earned) must be greater than the value of the repurchase agreement itself. The securities are held by the Fund's custodian bank until repurchased.

     Why Would a Fund Use Repurchase Agreements?

     Each Fund may invest in repurchase agreements with commercial banks, brokers or dealers: (i) for defensive purposes due to market conditions; or
     (ii) to generate income from a Fund's excess cash balances.

     The Board of Trustees will monitor each Fund's repurchase agreement transactions and will review the creditworthiness of any party to a repurchase agreement with the Funds. No more than an aggregate of 10% of a Fund's assets, at the time of investment, will be invested in repurchase agreements having maturities longer than seven days.

     Risks of Repurchase Agreements

     The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligations to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss when the security is sold. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund. Consequently, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Trust's management acknowledges these risks, it is expected that these risks can be controlled through monitoring procedures.

Lending of Securities

Each Fund may lend its securities to qualified institutional investors (i.e., brokers, dealers, banks or other financial institutions) who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations.

     Why Would a Fund Lend Its Securities?

     By lending its portfolio securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

     To lend securities, the following requirements must be met:

          1. the borrower must pledge and maintain with the Trust collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the federal government having at least equal the value of the securities loaned;

          2. the borrower must add to the collateral whenever the price of the securities loaned rises;

          3.   the Fund must be able to terminate the loan at any time; and

          4. the Fund should receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities, and any increase in the market value of the loaned securities.

     Risks of Lending

     A Fund will enter into securities lending and repurchase transactions only with parties who meet creditworthiness standards approved by the Fund's Board of Trustees. In the event of a default or bankruptcy by a seller or borrower, the Fund will promptly liquidate collateral. However, the exercise of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale of collateral on a default of the seller or borrower were less than the seller's or borrower's obligation, the Fund could suffer a loss.

Investment in Foreign Securities

The Utility Income, Growth, and Emerging Growth Funds may invest up to 20% of their total assets in securities of foreign issuers which are traded on a recognized U.S. securities exchange or in dollar denominated American Depository Receipts ("ADRs").

The Gold Fund has no limit on investment in securities of foreign issuers, but may not invest more than 20% of its total assets in such securities not traded on a recognized U.S. securities exchange or in dollar denominated ADRs.

     Risks of Investing In Foreign Issuers

     Investing in foreign companies involves risks not typically associated with investing in U.S. companies, including the following risks:

         1. There is generally less publicly-available information about foreign companies compared to reports and ratings that are published about issuers in the United States.

         2. Foreign issuers also are not subject to uniform accounting and auditing and financial reporting standards, practices, and requirements comparable to those applicable to United States issuers.

         3. Foreign securities markets are generally not as developed or as efficient as those in the United States. While growing in volume, these markets usually have substantially less volume than the New York Stock Exchange.

         4. Securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers.

         5. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although each Fund will endeavor to achieve the most favorable net results on its portfolio transactions.

         6. There is generally less government supervision and regulation of securities exchanges, brokers, and listed issuers than in the United States.

         7. With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Funds, political or social instability, or diplomatic developments which could affect U.S. investment in those countries.

         8. Individual foreign economies may differ favorable or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

         9. The dividends and interest payable in certain foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Funds' shareholders. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S federal income tax purposes for his or her proportionate share of taxes paid by each of the Funds.

Options Transactions

     Purchasing Call and Put Options

     The Growth Fund and Utility Income Fund may purchase call options to protect against anticipated increases in the prices of securities each Fund wishes to acquire. Alternatively, call options could be purchased for capital appreciation. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of money will purchase call options covering a much larger quantity of this security than could be purchased directly.

     By purchasing call options, these Funds could benefit from any significant increase in the price of the underlying security to a greater extent then if the Funds invested the same amount in the security directly. However, because of the extremely high volatility of option premiums, there is a significant risk of losing the entire premium if the price of the underlying security does not rise sufficiently, or if this price does not rise before the option expires.

     Conversely, put options could be purchased to protect against anticipated declines in the market value of either specific portfolio securities or of a Fund's assets generally. Alternatively, put options could be purchased for capital appreciation in anticipation of a price decline in the underlying security. A corresponding increase of put options for capital risk appreciation involves the same significant risk of loss as described above for call options.

     In any case, the purchase of options for capital appreciation would increase a Fund's volatility by increasing the impact of changes in the market price of the underlying securities on the Fund's net asset value.

     The Trust does not intend to invest more than 5% of the assets of any Fund in purchasing put or call options.

     Writing Call and Put Options

     The Growth Fund, the Utility Income Fund, and the Gold Fund may write covered call options and secured put options (the Emerging Growth Fund will not engage in any option transactions).

     By writing a call option, a Fund becomes obligated during the term of the option to deliver the securities underlying the option at the exercise price if the option is exercised.

     By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price. The Fund will be considered secured in respect to put options the Fund writes if the Fund maintains on deposit with its custodian bank liquid high-quality debt securities having a value equal to the exercise value of the option.

     During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at the time the seller effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date as the option previously sold.

     Once an option has been exercised, the writer of the option may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "OCC"), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction.

     Why Do The Funds Use Call and Put Options?

     The principal reason for writing call options on stocks held by the Growth Fund, the Utility Income Fund, and the Gold Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. In return for the premium, the call option writer has given up the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline.

     Conversely, the put option writer gains a profit, in the form of the premium, so long as the price of the underlying security remains above the exercise price, but assumes an obligation to purchase the underlying security from the buyer of the put option at the exercise price (even though the security may fall below the exercise price) at any time during the option period.

     If an option expires, the writer realizes a gain in the amount of the premium. Such a gain may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill his obligation to purchase the underlying security at the exercise price, which will usually exceed the market value of the underlying security.

Futures Contracts on Metals and Related Options - Gold Fund

     Why Would the Gold Fund Purchase Futures Contracts on Metals and Related Options?

     The Gold Fund may enter into a metals futures contract or a related option in order to profit from fluctuations in the price of a metal without necessarily buying or selling the metal or other portfolio assets. For example, if the Fund expects gold prices to increase, the Fund might purchase gold futures contracts in anticipation of the future purchase of gold or gold-related securities. Such a purchase would have much the same effect as the Fund actually buying gold. If gold prices increase as anticipated, the value of the gold futures contracts would increase at approximately the same rate.

     How Are The Contracts Purchased?

     No consideration is paid or received by the Gold Fund upon the purchase of a metals futures contract. Initially, the Fund will be required to deposit with a broker an "initial margin" amount in cash equivalents, such as U.S. Government securities or high-grade debt obligations. This initial margin amount is subject to change by the exchange on which the contract is traded and brokers may require a higher amount. The initial margin is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming that all of the Fund's contractual obligations have been satisfied. Subsequent payments to and from the broker (known as "maintenance margin") will be made daily as the price of the commodity underlying the futures contract fluctuates, making the Fund's positions in the futures contract more or less valuable. This process is known as "marking-to-market." Because the value of an option on a futures contract is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract. However, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

     Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Gold Fund to substantial losses. In this event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of maintenance margin, and an increase, if any, in the value of the portion of the portfolio being protected may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of the assets being protected will, in fact, correlate with the price movements in a futures contract or option, and provide an offset to losses as intended.

     If the Gold Fund's investment adviser wants to protect the Fund against the possibility of a change in the price of the commodity adversely affecting the value of the Fund's assets, and prices move in a direction opposite to that which was anticipated, the Fund will probably lose part or all of the benefit of the increased value of the assets hedged because of offsetting losses in the Fund's futures positions. In addition, in such a situation, if the Fund has insufficient cash, the Fund might have to sell assets to meet daily maintenance margin requirements at a time when it would be disadvantageous for the Fund to do so. These sales of assets could be at increased prices which reflect the change in the value of the underlying commodity.

     Risks of Engaging In Metals Futures Contracts and Related Options

     There are several risks in connection with the use of metals futures contracts and related options. Successful use of futures contracts and related options by the Gold Fund is subject to the ability of the Fund's investment adviser to correctly predict movements in the price of the commodity and other factors affecting markets for the commodity. These predictions involve skills and techniques that are different from those generally involved in the management of the Fund. In addition, there can be no assurance that there will be a correlation between movements in the price of futures contracts or an option on a futures contract and movements in the price of the underlying assets.

     At any time prior to the expiration of a futures contract or an option on a futures contract, the Gold Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract. Positions in futures contracts and options on futures contracts may be closed out only on the exchange on which the futures contracts and related options were entered into (or through a linked exchange). Although the Gold Fund intends to purchase futures contracts and related options only if there is an active market for the contracts or the related options, there is no assurance that an active market will exist for the contracts or the related options at any particular time. Most futures exchanges limit the amount of fluctuation that is permitted in futures contract prices during a single trading day.


Investment Limitations

The following policies cannot be changed without approval of the holders of a majority of the outstanding shares of each Fund.

Each Fund may not, under any circumstances:

     1.  change its investment objective;

     2. lend money to any person, except: (i) by purchasing a portion of an issue of short-term debt securities or similar obligations (including repurchase agreements) which are publicly distributed or customarily purchased by institutional investors; and (ii) as provided under "Lending of Securities;"

     3. purchase securities on margin or sell securities short except that a Fund may sell short against the box;

     4. borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 5% of the total assets of a Fund, taken at market value;

     5. issue senior securities or mortgage, pledge, hypothecate, or otherwise encumber its assets, except: (i) insofar as any Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with restriction (4), above; (ii) that the Fund may issue senior securities in connection with foreign currency exchange transactions and transactions in options, futures, options on futures, and other similar investments; and (iii) as otherwise permitted herein;

     6.  underwrite the securities of other issuers;

     7.  invest for the purpose of controlling management of any company;

     8. invest its assets in securities of other investment companies except by purchase in the open market involving only customary broker's commission or as part of a merger, consolidation, reorganization, or purchase of assets approved by the portfolio's shareholders; or

     9. invest in commodities or purchase real estate, although a Fund may purchase securities of companies which deal in real estate or interest therein, except that this shall not prevent the Gold Fund from (i) trading in futures contracts and options on futures contracts or (ii) investing in precious metals and precious minerals.

In addition, the Growth and Emerging Growth Funds will not concentrate in any particular industry.

The following restrictions are not fundamental and may be changed by the Board of Trustees -- each Fund may not:

     1. purchase more than 10% of the outstanding voting securities of any company;

     2. purchase or retain securities of an issuer if those officers and Trustees of the Trust owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

     3. invest more than 5% of total assets in securities of companies which have (with predecessor) a record of less than three years' continuous operation;

     4. invest in oil, gas, or mineral leases or exploration or development programs;

     5. purchase or acquire the security of another investment company if immediately after such purchase or acquisition more than 3% of the total outstanding stock of such investment company is owned by the Fund and all affiliated persons of the Fund, unless this purchase or acquisition is otherwise permitted under the Investment Company Act of 1940;

     6. invest more than 5% of the value of the Fund's net assets in warrants valued at lower of cost or market. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York Stock Exchange or the American Stock Exchange;

     7. purchase restricted securities if the value of the Fund's aggregate investment will exceed 10% of the Fund's total assets; or

     8. purchase or sell real property (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate).

The above-mentioned investment limitations are considered at the time investment securities are purchased.


Management of the Trust

The Trust is governed by a Board of Trustees. The Trustees are responsible for overseeing the management of the Trust's business affairs and play a vital role in protecting the interests of Fund shareholders. Among other things, the Trustees approve and review the Trust's contracts and other arrangements and monitor Fund performance and operations. The names and addresses of the Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years are set forth below. Fees and expenses for non-interested Trustees will be paid by the Trust:




Name, Age, Address                         Position Held           Principal Occupation(s)
                                            With Trust             During Past 5 Years
--------------------------              ------------------------   ---------------------
Frank A.  Cappiello*,  72               Chairman of the           President of McCullough, Andrews & Cappiello,  Inc.,
Greenspring Station                     Board and Trustee         the Trust's investment adviser, since 1983.
Suite 250
10751 Falls Road
Lutherville, MD  21093

Daniel L. O'Connor*, 56                President,                 General Partner of Money Management Associates,
1001 Grand Isle Way                    Treasurer, and             registered investment adviser of the Rushmore Funds,
Palm Beach Gardens, FL 33418           Trustee                    since 1975.  Director, Rushmore Trust and Savings, FSB,
                                                                  the Trust's transfer agent and custodian.  Director on
                                                                  four Rushmore Fund Boards.

Peter J. DeAngelis, 62                 Trustee                    President of PDA Associates, Inc., a financial consulting
P.O. Box 284                                                      and investment firm, since 1974; President of Dow
Ironia, NJ  07945                                                 Beaters, Inc., a registered investment advisor, since
                                                                  1977.

Bruce C. Ellis,** 53                   Trustee                    Vice President, LottoPhone, Inc., a telephone state
7108 Heathwood Court                                              lottery service, since September 1991.  Director on three
Bethesda, MD  20817                                               Rushmore Fund Boards.

Jeffrey R. Ellis,** 53                 Trustee                    Vice President, LottoPhone, Inc., a telephone state
513 Kerry Lane                                                    lottery service, since September 1993.  Director on three
Virginia Beach, VA  23451                                         Rushmore Fund Boards.

Dr. Peter B. Petersen, 66              Trustee                    Professor of Management and Organization Theory,
Johns Hopkins University Division                                 Johns Hopkins University since 1979.
of Business and Management
201 North Charles Street
Baltimore, MD 21201-4114

David H. Andrews, CFA*, 69             Vice President             Vice Chairman of McCullough, Andrews & Cappiello,
101 California Street                                             Inc., the Trust's investment adviser, since 1991.
San Francisco, CA  94111

Robert F. McCullough, CPA*, 66         Vice President             Chairman of McCullough,  Andrews & Cappiello,  Inc.,
101 California Street                                             the Trust's  investment  adviser,  since 1983.
San Francisco, CA  94111

Timothy N. Coakley, CPA*, 30           Vice President             Chief Financial Officer, Rushmore Trust and Savings,
4922 Fairmont Avenue                                              FSB, since 1995. Vice President of four Rushmore
Bethesda, MD  20814                                               Funds.  Formerly Audit Manager, Deloitte & Touche LLP
                                                                  until 1994.




                                                        11








Edward J. Karpowicz, CPA*, 35          Controller                Vice President of Rushmore Trust and Savings, FSB,
4922 Fairmont Avenue                                             since 1997.  Controller of four Rushmore Funds.
Bethesda, MD  20814                                              Treasurer, Bankers Finance Investment Management
                                                                 Corp., August 1993 to June 1997. Senior Accountant,
                                                                 Ernst   &   Young, September 1989 to February 1993.

Stephenie E. Adams*, 29                Secretary                Secretary of three Rushmore Funds.  Assistant Secretary
4922 Fairmont Avenue                                            of one Rushmore Fund.  Manager, Fund Administration
Bethesda, MD  20814                                             and Marketing, Rushmore Services, Inc., from July 1994
                                                                to Present.  Regional Sales Coordinator, Media General
                                                                Cable, from June 1993 to June 1994.

* Indicates an "interested" person. An interested person has any one of several close business or family ties to the Trust, the Trust's investment adviser, or an affiliated company of the Trust.

**  Bruce C. Ellis and Jeffrey R. Ellis are brothers.


The aggregate compensation paid by the Trust to each of its Trustees serving during the fiscal year ended June 30, 1998, is set forth in the table below:

                                                                     Pension or
                                             Aggregate           Retirement Benefits      Estimated Annual
            Name of Person                  Compensation         Accrued as Part of         Benefits Upon
              & Position                   From the Trust         Trust's Expenses           Retirement
              ----------                   --------------         ----------------           ----------
Frank A. Cappiello,*
Chairman of the Board of Trustees                $0                      $0                      $0

Daniel L. O'Connor,*
President, Treasurer, and Trustee                $0                      $0                      $0

Peter J. DeAngelis,
Trustee                                        $2,000                    $0                      $0

Bruce C. Ellis,
Trustee                                        $2,000                    $0                      $0

Jeffrey R. Ellis,
Trustee                                        $2,000                    $0                      $0

Dr. Peter B. Peterson,
Trustee                                        $2,000                    $0                      $0

        * Indicates an "interested" person. An interested person has any one of several close business or family ties to the Trust, the Trust's adviser, or an affiliated company of the Trust.

Control Persons and Principal Holders of Securities

As of August 14, 1998, the following persons were the only persons who were record owners or, to the knowledge of the Trust, beneficial owners of 5% or more of the shares of the Funds.

Fund                                 Shares                   Controlling Party or                     % Owned
                                  Outstanding            Principal Holder of Securities
                                                                     Address
-----------------------------     --------------  ---------------------------------------                -----------
Utility Income Fund               708,515.770     Charles Schwab & Co., Inc.                             37.475%1/
                                                  101 California Street
                                                  San Francisco, CA  94101

Growth Fund                       933,208.599     Charles Schwab & Co., Inc.                             21.783%1/
                                                  101 California Street
                                                  San Francisco, CA  94101

Emerging Growth Fund              920,911.991     Charles Schwab & Co., Inc.                             31.568%1/
                                                  101 California Street
                                                  San Francisco, CA  94101

                                                  National Financial Services Corporation                6.242%1/
                                                  82 Devonshire Street
                                                  Boston, MA  02109

Gold Fund                         444,970.771     Charles Schwab & Co., Inc.                             23.605%1/
                                                  101 California Street
                                                  San Francisco, CA  94101

                                                  National Financial Services Corporation                8.842%1/
                                                  82 Devonshire Street
                                                  Boston, MA  02109

                                                  Harold H. Cleaveland, Jr.                              7.412%2/
                                                  3435 Westheimer Street
                                                  Houston, TX  77027


1/      Record owner only.
2/      Beneficial owner only.

As of the date of this Statement of Additional Information, the Officers and Trustees of the Trust, as a group, owned, of record and beneficially, less than 1% of the outstanding shares of each Fund.

Investment Advisory and Other Services

Investment Adviser

The four Funds of the Trust receive investment advisory services from McCullough, Andrews & Cappiello, Inc. (the "Adviser"), whose principal location is 101 California Street, Suite 4250, San Francisco, California 94111, and who has an office at Greenspring Station, Suite 250, 10751 Falls Road, Lutherville, Maryland 21093. Pursuant to the investment advisory contract between the Trust and the Adviser, the Growth Fund and the Emerging Growth Fund each pays the Adviser an investment advisory fee at an annual rate of 0.50% of the net assets of the respective Fund; the Utility Income Fund pays the Adviser an investment advisory fee at an annual rate of 0.35% of the net assets of that Fund; and the Gold Fund pays the Adviser an investment advisory fee at an annual rate of 0.70% of the net assets of that Fund. The Adviser manages the investment and reinvestment of the assets of each Fund in accordance with that Fund's investment objective, policies, and limitations, subject to the general supervision and control of the Trust's Officers and the Board of Trustees. The Adviser bears all costs associated with providing these services. For the fiscal years ended June 30, 1998, 1997, and 1996, the Funds paid the following investment advisory fees to the Adviser:

                                      1998           1997           1996
                                      ----           ----           ----
Utility Income Fund                   $  34,737     $   38,223     $   61,055
Growth Fund                            $130,057      $ 129,484      $ 137,107
Emerging Growth Fund                   $100,453      $ 151,476      $ 137,207
Gold Fund                             $  20,816     $   34,904     $   53,459

The Adviser is owned by its three principals: Robert F. McCullough, C.P.A., David H. Andrews, C.F.A., and Frank A. Cappiello. In addition to providing investment advisory services to the Trust, the Adviser also manages investment portfolios for employee retirement plans, charitable foundations, endowments, taxable corporations, and individuals.

Administrator

The Trust has contracted with Money Management Associates (the "Administrator"), 1001 Grand Isle Way, Palm Beach Gardens, Florida 33418, to provide administrative services to the Trust. Under the administrative services agreement between the Trust and the Administrator, each of the Growth Fund, the Emerging Growth Fund, and the Gold Fund pays the Administrator a fee at an annual rate of 1.00% of the daily net assets of these respective Funds, and the Utility Income Fund pays the Administrator a fee at an annual rate of 0.70% of the daily net assets of that Fund. The Administrator is responsible for all costs of the Funds except for the investment advisory fee, extraordinary legal expenses, and interest. Specifically, the Administrator pays costs of registration of the Trust and the Fund shares with the Securities and Exchange Commission (the "SEC") and the various states, all expenses of dividend and transfer agent services, outside auditing and legal fees, costs of maintenance of business trust existence, preparation of prospectuses, including printing and distribution to existing and potential shareholders, shareholder reports, shareholder meetings, and portfolio pricing services, and all costs incurred in providing the custodial services.

For the fiscal years ended June 30, 1998, 1997, and 1996, the Trust paid the following administrative services fees to the Administrator:


                                      1998           1997           1996
                                      ----           ----           ----
Utility Income Fund                   $  69,475    $    76,447      $ 122,110
Growth Fund                            $260,115     $  258,968      $ 274,215
Emerging Growth Fund                   $200,000     $  302,952      $ 507,600
Gold Fund                             $  29,737    $    49,863     $   76,369

Under a subcontractual agreement, the Administrator has engaged Rushmore Trust and Savings, FSB ("RTS"), 4922 Fairmont Avenue, Bethesda, Maryland 20814, a majority-held subsidiary of the Administrator, to provide transfer agency, dividend disbursing, and other shareholder services to the Trust. Under a separate subcontractual agreement, the Administrator also has engaged Rushmore Services, Inc. ("RSI"), 4922 Fairmont Avenue, Bethesda, Maryland 20814, a wholly-owned subsidiary of the Administrator, to provide administrative services to the Funds.

Custodian and Independent Public Accountant

RTS is the Trust's custodian and is responsible for safeguarding and controlling the Trust's cash and securities, handling the securities, and collecting interest on the Funds' investments.

Independent certified public accountants, Deloitte & Touche LLP, 1900 M Street, N.W., Washington, D.C. 20036- 3564, are responsible for auditing the annual financial statements of the Trust.


Brokerage Allocation and Portfolio Transactions

Orders placed for the Funds are either agency transactions with a negotiated commission or principal transactions at a net transaction price. Underwritings have a fixed commission.

The Adviser is responsible for placing all orders for the purchase and sale of portfolio securities for the Funds. The Adviser, in effecting purchases and sales for the Funds, seeks out the best price and market for the execution of each order. The Adviser has no formula for the distribution of the brokerage business, and the Adviser's intention is to place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the Funds. The cost of securities transactions for the Funds will consist primarily of brokerage commissions or dealer or underwriter spreads. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

Occasionally, securities may be purchased directly from issuer. For securities traded primarily in the over-the-counter market, the Adviser, where possible, will deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. These dealers usually act as principals for their own account.

In selecting brokers or dealers through whom to effect transactions, the Adviser will give consideration to a number of factors, including price, dealer spread or commission, if any, the reliability, integrity, and financial condition of the broker-dealer, the size of the transaction, and the difficulty of execution. Consideration of these factors by the Adviser, either in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Funds and any other accounts managed by the Adviser, could result in a Fund paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction. In selecting brokers and dealers, the Adviser also will give consideration to the value and quality of any research, statistical, quotation, or valuation services provided by the broker or dealer. In placing a purchase or sale order, the Adviser may use a broker whose commission in effecting the transaction is higher than that of some other broker if the Adviser determines in good faith that the amount of higher commission is reasonable in relation to the value of the brokerage and research services provided by this broker, viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Funds and any other accounts managed by the Adviser. Brokerage and research services provided by brokers and dealers to the Adviser (in addition to the Adviser's own research efforts) include advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers of sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy, as well as technical market commentary, economic commentary and forecasts, and additional company research. When placing orders for a Fund, the Adviser is not authorized to pay a commission in excess of that which another broker might have charged for doing the same transactions solely on account of the receipt of research services. A higher-cost broker-dealer will not be selected, however, solely on the basis of sale volume, but rather will be selected in accordance with the criteria set forth above.

To the extent research services are used by the Adviser in rendering investment advice to the Funds, these services would tend to reduce the Adviser's expenses. The Adviser, however, does not believe that an exact dollar value can be assigned to these services. Research services received by the Adviser from brokers or dealers executing transactions for the Funds will be available and utilized also for the benefit of other portfolios managed by the Adviser. Similarly, orders for the Adviser's non-Fund accounts may result in research utilized by the Funds.

The Adviser manages a number of accounts other than the Funds. Although investment recommendations or determinations for each Fund will be made by the Adviser independently from the investment recommendations and determinations made by the Adviser for any other account, investments deemed appropriate for a Fund by the Adviser may also be deemed appropriate by the Adviser for other accounts, so that the same security may be purchased or sold at or about the same time for both a Fund and other accounts. In these circumstances, the Adviser may determine that orders for the purchase or sale of the same security for a Fund and one or more other accounts should be combined, in which event the transactions will be priced and allocated in a manner deemed by the Adviser to be equitable and in the best interests of the Fund and such other accounts. While, in some instances, combined orders could adversely affect the price or volume of a security, the Trust believes that its participation in these transactions on balance will produce better overall results for the Funds.

                           Brokerage Commissions Paid
                         (for the Period Ended June 30)


                  Utility Income                                   Emerging Growth
                       Fund                 Growth Fund                 Fund               Gold Fund
                       ----                 -----------                 ----               ---------
         1998         $ 8,580                 $50,162                 $ 66,419              $15,770
         1997         $16,832                 $72,861                 $ 70,456              $41,300
         1996         $41,140                 $77,043                 $118,798              $42,749


Each of the Fund's assets have decreased each year since 1996. Therefore, the above trade commissions (which are predominantly based on asset size) have also decreased.


Taxation of the Funds

Each Fund currently is qualified, and will seek to continue to qualify, as a regulated investment company (a "RIC") under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, each Fund will not be subject to federal income taxes on the net investment income and capital gains that the Fund distributes to its shareholders. The distribution of net investment income and capital gains by a Fund to a Fund shareholder will be taxable to the shareholder regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. Distributions reported to a Fund shareholder as long-term capital gains shall be taxable as such, regardless of how long the shareholder has owned the shares. Shareholders of a Fund will be notified annually by the Trust as to the federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes.

If a Fund fails to qualify as a RIC for any taxable year, the Fund would be taxed in the same manner as an ordinary corporation. In that event, the Fund would not be entitled to deduct the distributions which the Fund had paid to shareholders and, thus, would incur a corporate income tax liability on all of the Fund's taxable income whether or not distributed. The imposition of corporate income taxes on the Fund would directly reduce the return a shareholder would receive from an investment in the Fund.

Calculation of Performance Data

Average Annual Total Return Quotations

For purposes of quoting and comparing the performance of the Funds to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance may be stated in terms of total return. Under the rules of the Securities and Exchange Commission (the "SEC Rules"), Fund advertising stating performance must include total return quotes calculated according to the following formula:

                  P (1+T)n = ERV

         Where:   P =     a hypothetical initial payment of $1,000.
                  T =     average annual total return.
                  n =     number of years.
                 ERV=     ending  redeemable  value  of a  hypothetical  $1,000
                          payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5, and 10 year periods or a shorter period dating from the effectiveness of the Registration Statement of the Funds. In calculating the ending redeemable value, all dividends and distributions by the Funds are assumed to have been reinvested at net asset value as described in the Prospectuses for the Funds on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5, and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

The Funds, from time to time, also may include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Funds with other measures of investment return. For example, in comparing the total return of the Funds with data published by Lipper Analytical Services, Inc., or with the performance of the Standard & Poor's 500 Stock IndexTM, the Philadelphia Stock Exchange Gold and Silver Index, or the Dow Jones Industrial Average, as appropriate, the Funds calculate their aggregate total return for the specified periods of time by assuming the investment of $10,000 in a Fund's shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC Rules.


The average annual compounded rates of return, assuming the reinvestment of all dividends and distributions, for each Cappiello-Rushmore Fund, as of June 30, 1998, are as follows:

                                 1 Year          5 Years        Since Inception
                                 ------          -------        ---------------
Growth Fund                     20.72 %          17.48%             16.32 %
Emerging Growth Fund            (0.14)%           8.34%              9.60 %
Utility Income Fund             25.55 %           8.35%              9.04 %
Gold Fund                       (33.62)%           n/a              (16.21)%

Computation of Yield

In addition to the total return quotations discussed above, each of the Funds also may advertise its yield based on a thirty-day (or one month) period ended on the date of the most-recent balance sheet included in the Trust's Registration Statement, computed by dividing the net investment income per share of a fund earned during the period by the maximum offering price per Fund share on the last day of the period, according to the following formula:


                  YIELD = 2[(a-b/cd+1)6-1]

         Where:   a   = dividends and interest earned during the period;
                  b   = expenses accrued for the period (net of reimbursements);
                  c   = the average daily  number of  shares  outstanding
                        during the period that were entitled to receive dividends; and
                  d   = the maximum offering  price per share on the last day of the period.


Financial Statements

Copies of the Trust's audited financial statements for the fiscal year ended June 30, 1998, may be obtained without charge by contacting the Trust at 4922 Fairmont Avenue, Bethesda, Maryland 20814, or by telephoning the Trust at (800) 622-1386 or (301) 657-1510.

                            Cappiello-Rushmore Trust
                          Audited Financial Statements,
                     for the Fiscal Year Ended June 30, 1998

--------------------------------------------------------------------------------

                                         ANNUAL REPORT, June 30, 1998
           [LOGO]                          CAPPIELLO-RUSHMORE TRUST
                                4922 FAIRMONT AVENUE, BETHESDA, MARYLAND 20814
                                       (800) 622-1386   (301) 657-1510

--------------------------------------------------------------------------------

Dear Fellow Investor:

    This is the Cappiello-Rushmore Trust's sixth annual report. The Funds' performances for the fiscal year ended June 30, 1998, were as follows:
--------------------------------------------------------------------------------

                            TOTAL RETURN COMPARISON

       (AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 1998)

                                                              SINCE
                                                 ONE YEAR   INCEPTION*
                                                 --------   ----------

          Cappiello-Rushmore Utility Income
          Fund                                     25.55%       9.04%
          Cappiello-Rushmore Growth Fund           20.72%      16.32%
          Cappiello-Rushmore Emerging Growth
          Fund                                     (0.14)%      9.60%
          Standard & Poor's 500 Index              30.17%      22.41%

          *************************************************************
          Cappiello-Rushmore Gold Fund            (33.62)%    (16.21)%
          Philadelphia Exchange Gold & Silver
          Index (XAU)                             (24.98)%    (11.19)%

THE S&P 500 AND PHILADELPHIA EXCHANGE GOLD & SILVER INDICES ARE UNMANAGED INDICES, AND UNLIKE THE FUNDS, HAVE NO MANAGEMENT FEES OR OTHER OPERATING EXPENSES TO REDUCE ITS REPORTED RETURN.

RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN PRINCIPAL AND REINVESTED DIVIDENDS AND CAPITAL GAINS. YOUR RETURN AND PRINCIPAL WILL VARY AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES.

*INCEPTION DATES: OCTOBER 6, 1992 FOR THE EMERGING GROWTH FUND, GROWTH FUND AND UTILITY INCOME FUND; MARCH 7, 1994 FOR THE GOLD FUND.
--------------------------------------------------------------------------------

                                    SUMMARY

    During the past twelve months, the stock market, as measured by the major indices, moved to new all time highs propelled by a still growing economy, falling inflation expectations, and lower interest rates. The effect of the Asian crisis impacted stock prices in October 1997 and in early Spring of 1998 as the second wave of Asian economic woes affected some sectors of the economy. One of the results of this crisis has been the two-tiered nature of the stock market where "size" did count in producing the better investment returns as nervous investors sought liquidity and safety in the large capitalization stocks. Further, individual stock performances seemed to be directly related to size rather than value, earnings growth, or management capability. More remarkable has been foreign investment in the U.S. market. As the Asian crisis began to become apparent about a year ago, it generated a flight of capital from troubled Asian markets into the U.S. and to a lesser extent Europe. Most of this foreign inflow sought liquidity and the money flowed into index funds (in the case of equities) and U.S. Treasury securities. The latter helped to push rates down, particularly on the 30-year Treasury Bond.

                              EMERGING GROWTH FUND

    The Emerging Growth Fund recorded a slightly negative 0.14% investment performance for the fiscal year ended June 30, 1998. This disappointing performance was reflective of the small capitalization stock sector during the twelve months ended June 30, 1998, in which small cap stocks significantly underperformed their larger peers in the big capitalization sector. The last time small companies outperformed the S&P 500 Index was in 1991 and 1992. Since then, the group has lagged the larger stock indices. This lag in smaller stocks has persisted despite the fact that many of these companies have good earnings momentum, established products, capable and seasoned management, and solid balance sheets. Yet, despite these factors, small stocks continued to sell at growing discounts. The answer to the discrepancy seems to be "liquidity" -- the desire of institutional investors to put incoming cash to work in buying the big-capitalization stocks where large amounts of stock can be bought (and sold) without significantly disturbing the price of stocks. "Liquidity" rather than valuation seems to be the rule in investment decisions for the past eight months. Put another way, the stocks comprising the largest 10% of indices like the Dow, the S&P 500 and the Russell 2000 have received the major portion of institutional flows over the past months.

    We ended fiscal 1998 with the portfolio focused in three major sectors: (1) health care related is the largest sector at 22.0% of the portfolio followed by
(2) technology (computer, electronic and telecommunication) and (3) retailing. Since we continue to believe the U.S. health care system is moving to one of managed care, health care stocks now constitute 22.0% of the portfolio. Health care stocks have performed well with our largest position being KV PHARMACEUTICAL CO. (A) showing a cost of $293,949 and a market value of $1,244,375 as of June 30, 1998.

    During the year we sought to reduce risk in the portfolio by positioning more of the Fund into lower P/E stocks. These stocks represent solid values whose price more than adequately discounts any possible earnings disappointments, thereby seeking to limit risk associated with individual securities.

    Among the best performing stocks during the year were FTI CONSULTING, INC. (up 113%), KV PHARMACEUTICAL CO. (A) (up 105%), and IMMUNE RESPONSE CORP. (up 97%). New names in the portfolio in fiscal 1998 are BAY NETWORKS, INC., (up 30%) and STEVEN MADDEN, LTD. (up 27%).

    The Salomon/Smith Barney Emerging Growth Index Stocks are now at price earnings levels not seen since 1979, during the market crash of 1987, and during the 1990 recession. Future prospects for emerging growth stocks look promising, particularly, from these depressed levels. Looking ahead to the next six to twelve months, we believe that the momentum of the earnings growth rate of smaller companies will continue to be favorable. These companies can have an advantage in a growing economy with their unique ability to adapt relatively swiftly to changing conditions. Lower inventories, limited product lines, and leaner management also serve to give small companies strategic flexibility enabling them to respond more rapidly to new opportunities in the marketplace. Additionally, small companies with promising products or services, or that operate in dynamic industries, have the potential for more rapid earnings growth than larger companies. Further, because their international exposure is usually limited, small companies aren't as likely to be affected by fluctuations in earnings from overseas operations. This makes the smaller stock values even more compelling for the balance of 1998 and 1999, particularly in comparison to the slowing growth rates of the large multi-national exporting companies.

    Finally, we continue to be optimistic about the Fund's prospects. Many of our holdings sell at attractive valuations relative to their expected growth rates. For some time, investors have largely failed to fully appreciate the values in the small capitalization sector. However, with a continued moderate economic recovery and low inflation, small niche companies which can increase their earnings and sell at historically low valuations should ultimately be sought by investors.

                                  GROWTH FUND

    The Growth Fund seeks capital appreciation by investing in larger established companies with favorable relationships between price/earnings ratios and growth rates. This approach resulted in a satisfying return of 20.72% for the year marking the fourth consecutive year of double-digit returns. Among the best acting stocks for the year ended June 30, 1998, were FEDERATED DEPARTMENT STORE WARRANTS, CLASS "C" (up 119%), GM HUGHES ELECTRONICS CORPORATION, (up 59%) and AMERICAN EXPRESS COMPANY (up 53%). The largest sector positions are financial services (25.5%), healthcare (11.9%) and computer hardware and equipment (10.1%).

    Larger capitalization stocks fared well during the year, outperforming smaller issues as investors placed a premium on the liquidity of larger stocks reflecting the prevailing economic conditions of slowing (but still growing) corporate earnings, moderately declining interest rates, and healthy fund inflows into stocks. We continue to invest in well managed, growing, and profitable businesses that we believe will benefit from long-term trends such as economic and demographic changes. These trends usually result in increases in demand for products and services and offer profitable business opportunities. One example is the demographic trend of the aging of America. The elderly population is growing much more rapidly than the general population and this group has increasingly required more health care. Consequently, we have focused on health care related stocks which comprise 11.9% of the portfolio. A second trend relates to the "baby boomer" group approaching their forties and early fifties who have gradually recognized the need to save and invest. Our concentration in this area includes finance companies such as AMERICAN EXPRESS CO., FRANKLIN RESOURCES INC., and CHARLES SCHWAB CORP. This sector comprises 25.5% of the portfolio.

    During the year, we added to our telecommunication position with the addition of FRONTIER CORPORATION and to the retail sector with the purchase of TALBOTS, INC.

                              UTILITY INCOME FUND

    The Utility Income Fund is managed to provide shareholders with a relatively high dividend yield. Capital gains growth is a secondary consideration. Nevertheless, for the fiscal year ended, June 30, 1998, the Fund's overall total return was 25.55%, a satisfying mix of both capital appreciation and an above-average dividend yield.

    During the year, we accomplished some diversification from electric utilities into more attractive valuations in telecommunications as well as non-utility sectors. Nevertheless, electric utilities still comprise 46.4% of the portfolio with telecommunication stocks at 22.1% and natural gas at 5.4% of the portfolio. The best performing stocks from June 30, 1997 to June 30, 1998 were ALLTEL CORP. (up 39%), TNP ENTERPRISES INC. (up 33%) and SOUTHERN COMPANY (up 27%).

    We continue to exercise discipline in evaluating utility stocks for purchase, stressing five factors:

    1.  Yield (relative to other utilities and the overall market);

    2.  Company Management (particularly important in a deregulating industry);

    3.  Financial Strength;

    4.  Future Dividend Growth; and

    5.  Level of Risk.

    The uncertainties associated with deregulated markets will continue to pose an operating risk for the electric utility industry. As utilities search for new sectors of profitability, competition for new projects is increasing. Acquisition through privatization is also an alternative to the increasingly competitive domestic power market.

                                   GOLD FUND

    The factors that materially affected performance of the Gold Fund during the fiscal year ended June 30, 1998 were:

    - Market conditions for gold (both bullion gold shares and derivatives relative to these shares) can be characterized as poor for most of the entire fiscal year;

    - The sale and possibilities of future sales of gold bullion by several central banks including Australian (sale) and Switzerland (possible reduction of gold as backing for the Swiss Franc);

    - European Monetary Union (EMU) limited gold backing of new currency and placed no restrictions on future gold reserves;

    - The benign rate of inflation both in the U.S. and abroad, particularly, Europe;

    - Weakness in Asian demand also translated into weakness in foreign purchases of platinum, silver and gold jewelry by Asians as well as weakness in precious metal buying for industrial uses;

    - BRE-X Scandal was a continuing demoralizing event;

    - Inability to raise capital forced marginal companies to abandon projects or close properties;

    - Foreign currency weakness served to limit interest in precious metals.

    In this difficult environment we took steps to lower risks in the portfolio by shifting from the smaller precious metal stocks to larger capitalization and more diversified producers. Reflecting this change, two of our best performing stocks were Stillwater Mining Company (up 22%), and Battle Mountain Gold Co. (up 4%).

    The outlook for precious metals and the Fund's prospects for the fiscal year ending June 30, 1999 is mixed. Some of the negative forces will likely continue in 1999. However, new events and changed perceptions may lead to improved conditions for the industry.

    - The new European Central Bank may place a moratorium (or limit) on the sale of gold by its member nations.

    - Asian stability may develop which could weaken the dollar versus the yen and other currencies leading to a more attractive gold price.

    - Inflation may become a larger force and a fear than in the past several years.

    - Gold production shortfall in 1997 and likely again in 1998 relative to demand should eventually lead to higher price levels. The situation will be magnified as the gold industry lacks financial resources to build production going forward.

    The time will come when the forces of supply and demand come to the fore and will be reinforced with diminishing reliance on paper reserves such as the dollar. In summary, 1999 may see the reversal in the forces that have depressed the price of gold and other precious metals.

                                 MARKET OUTLOOK

    While interest rates remain low and consumer confidence is reaching previous high levels, mutual fund cash inflows have moderated and the momentum in industrial production is unlikely to accelerate. Currently, the overriding issue for the market is the outlook for corporate profits. Profits depend on the outlook for the economy and the extent of the Asian effect over the next six months. Unquestionably, Asia has slowed the economy and corporate profits, particularly in the technology sector. A stronger dollar has also slowed exports. These factors are expected to persist but not enough to produce weakness in other sectors such as business investment. Some counterbalance to this weakness will be consumer spending (which is likely to continue its upward trend), bolstered by "real" wage growth and the refinancing of home mortgages to lower rates. This puts a "floor" under the ground in consumer buying. We believe the underlying environment is still very positive for equities and this should push the market higher in this fiscal year. Slow growth with modest inflation should maintain earnings growth and keep interest rates within a narrow range.

    Finally, we believe it is more important to evaluate each company individually rather than spending substantial time on general market trends. Attempting to forecast the direction or general level of the stock market is difficult, if not impossible. Many of the best investors of this century made a point of not focusing too much on the level of the market. Investors are best served by emphasizing the fundamentals and buying companies with sustainable earnings growth at reasonable valuations. If this is done consistently, relatively good returns should be generated over time.

    As always, thank you for your continued support.

                                                     [SIGNATURE]

                                            Frank A. Cappiello
                                            Chairman, Cappiello-Rushmore Trust
                                            August 14, 1998

                                                        CAPPIELLO-RUSHMORE TRUST
--------------------------------------------------------------------------------
PORTFOLIOS OF INVESTMENTS

JUNE 30, 1998

UTILITY INCOME FUND

------------------------------------------------------
                                             MARKET VALUE
SHARES                                           (NOTE 1)
---------------------------------------------------------
COMMON STOCKS -- 88.0%
BUSINESS SERVICES -- 3.7%
   10,000  Metzler Group, Inc.*              $   366,250
                                             ------------
GAS AND ELECTRIC -- 46.4%
   15,000  Allegheny Energy, Inc.                451,875
   14,000  CMS Energy Corp.                      616,000
   15,540  Interstate Energy Corp.               505,050
   19,360  MarketSpan Corp.                      579,590
   10,000  New Century Energies, Inc.            454,375
   18,000  Potomac Electric Power Co.            451,125
   20,000  Southern Co.                          553,750
   16,000  TNP Enterprises, Inc.                 494,000
   20,000  Washington Water Power Co.            448,750
                                             ------------
                                               4,554,515
                                             ------------
NATURAL GAS DISTRIBUTION -- 5.4%
   20,000  Washington Gas Light Co.              535,000
                                             ------------
REAL ESTATE INVESTMENT TRUSTS -- 7.0%
   71,400  Crown American Realty Trust           691,687
                                             ------------
TELECOMMUNICATION -- 22.1%
   10,000  ALLTEL Corp.                          465,000
    5,000  AT&T Corp.                            285,625
   10,000  Bell Atlantic Corp.                   456,250
   10,000  Frontier Corp.                        315,000
   10,000  Southern New England Telecom
             Corp.                               655,000
                                             ------------
                                               2,176,875
                                             ------------
TRANSPORTATION -- 3.4%
    8,650  Sea Containers, Ltd. Class A          330,863
                                             ------------
TOTAL COMMON STOCKS
  (COST $6,209,433)                            8,655,190
                                             ------------
MONEY MARKET FUNDS -- 12.0%
1,180,183  Fund for Government
             Investors (Cost $1,180,183)       1,180,183
                                             ------------
TOTAL INVESTMENTS -- 100.0%
  (COST $7,389,616)                          $ 9,835,373
                                             ------------
                                             ------------

GROWTH FUND

------------------------------------------------------
                                           MARKET VALUE
SHARES                                         (NOTE 1)
-------------------------------------------------------
COMMON STOCKS -- 87.7%
BEVERAGES -- 5.7%
   17,500  Coca-Cola Co.                  $   1,496,250
                                          -------------
BUSINESS SERVICES -- 5.2%
   12,000  National Data Corp.                  525,000
   22,500  Metzler Group, Inc.*                 824,062
                                          -------------
                                              1,349,062
                                          -------------
COMPUTER HARDWARE AND
EQUIPMENT -- 10.1%
   35,000  Bay Networks, Inc.*                1,128,750
   40,000  Compaq Computer Corp.              1,135,000
   30,000  Western Digital Corp.*               354,375
                                          -------------
                                              2,618,125
                                          -------------
COMPUTER SOFTWARE AND
SERVICES -- 7.0%
   25,000  Platinum Technology, Inc.*           714,063
   15,000  Shared Medical Systems Corp.       1,101,562
                                          -------------
                                              1,815,625
                                          -------------
FINANCIAL SERVICES -- 25.5%
   12,800  American Express Co.               1,459,200
   40,000  Charles Schwab Corp.               1,300,000
   40,000  Franklin Resources, Inc.           2,160,000
   35,000  SLM Holding Corp.                  1,715,000
                                          -------------
                                              6,634,200
                                          -------------
HEALTHCARE -- 11.9%
   30,000  Foundation Health Systems,
             Inc.*                              791,250
   40,000  Mylan Laboratories, Inc.           1,202,500
   15,000  WellPoint Health Networks*         1,110,000
                                          -------------
                                              3,103,750
                                          -------------
MERCHANDISING AND RETAIL -- 5.7%
   30,000  Fleming Companies, Inc.              526,875
  203,900  National Media Corp.*                229,388
   27,600  Talbots, Inc.                        722,775
                                          -------------
                                              1,479,038
                                          -------------
OIL AND GAS -- 2.7%
   22,000  Nuevo Energy Co.*                    706,750
                                          -------------
OIL AND GAS SERVICES -- 4.6%
   60,000  Varco International, Inc.*         1,188,750
                                          -------------

                                                        CAPPIELLO-RUSHMORE TRUST
--------------------------------------------------------------------------------

PORTFOLIOS OF INVESTMENTS

JUNE 30, 1998 (CONTINUED)

GROWTH FUND (CONTINUED)

------------------------------------------------------
                                           MARKET VALUE
SHARES                                         (NOTE 1)
-------------------------------------------------------
COMMON STOCKS (CONTINUED)
TELECOMMUNICATION -- 9.3%
   15,000  AT&T Corp.                     $     856,875
   20,000  Frontier Corp.                       630,000
   20,000  GM Hughes Electronics Corp.*         942,500
                                          -------------
                                              2,429,375
                                          -------------
TOTAL COMMON STOCKS
  (COST $13,847,997)                         22,820,925
                                          -------------
WARRANTS -- 5.6%
   50,000  Federated Department
             Stores, Inc.
             WTS C* (Cost $252,640)           1,465,625
                                          -------------
MONEY MARKET FUNDS -- 6.7%
1,747,705  Fund for Government
             Investors (Cost $1,747,705)      1,747,705
                                          -------------
TOTAL INVESTMENTS -- 100.0%
  (COST $15,848,342)                      $  26,034,255
                                          -------------
                                          -------------

EMERGING GROWTH FUND

------------------------------------------------------
                                             MARKET VALUE
SHARES                                           (NOTE 1)
---------------------------------------------------------
COMMON STOCKS -- 94.8%
BUSINESS SERVICES -- 17.9%
   45,000  Barringer Technologies, Inc.*    $     424,687
   40,000  FTI Consulting, Inc.*                  680,000
    7,000  Metzler Group, Inc.*                   256,375
   20,000  National Data Corp.                    875,000
                                            -------------
                                                2,236,062
                                            -------------
COMPUTER HARDWARE AND
EQUIPMENT -- 7.8%
   30,000  Bay Networks, Inc.*                    967,500
                                            -------------
HEALTHCARE PRODUCTS -- 22.0%
   20,000  Aradigm Corp.*                         270,000
   60,000  Immune Response Corp.*                 900,000
   55,000  KV Pharmaceutical Co., Class A*      1,244,375
   37,000  PolyMedica Corp.*                      333,000
                                            -------------
                                                2,747,375
                                            -------------
LODGING -- 2.7%
   45,000  Candlewood Hotel Co., Inc.*            337,500
                                            -------------
MERCHANDISING AND RETAIL -- 20.7%
   65,000  Braun's Fashion Corp.*                 723,125
   25,000  Jostens, Inc.                          596,875
   40,000  National Media Corp.*                   45,000
   45,000  Paul Harris Stores, Inc.*              596,250
   54,000  Steven Madden, Ltd.*                   624,375
                                            -------------
                                                2,585,625
                                            -------------
OIL AND GAS SERVICES -- 10.0%
   50,000  Bolt Technology Corp.*                 456,250
   35,000  R&B Falcon Corp.*                      791,875
                                            -------------
                                                1,248,125
                                            -------------
TELECOMMUNICATIONS -- 9.5%
   30,000  Able Telecom Holding Corp.*            540,000
   10,000  Comsat Corp.                           285,625
   30,000  P-Com, Inc.*                           274,689
    7,500  REMEC, Inc.*                            85,313
                                            -------------
                                                1,185,627
                                            -------------

                                                        CAPPIELLO-RUSHMORE TRUST
--------------------------------------------------------------------------------

PORTFOLIOS OF INVESTMENTS

JUNE 30, 1998 (CONTINUED)

EMERGING GROWTH FUND (CONTINUED)

------------------------------------------------------
                                             MARKET VALUE
SHARES                                           (NOTE 1)
---------------------------------------------------------
TRANSPORTATION -- 4.2%
   25,000  Hub Group, Inc. Class A*         $     528,125
                                            -------------
TOTAL COMMON STOCKS
  (COST $8,783,611)                            11,835,939
                                            -------------
MONEY MARKET FUNDS -- 5.2%
  642,899  Fund for Government Investors
             (Cost $642,899)                      642,899
                                            -------------
TOTAL INVESTMENTS -- 100.0%
  (COST $9,426,510)                         $  12,478,838
                                            -------------
                                            -------------

GOLD FUND

------------------------------------------------------
                                            MARKET VALUE
SHARES                                          (NOTE 1)
--------------------------------------------------------
COMMON STOCKS -- 87.4%
METALS AND MINING
AFRICA -- 4.5%
   12,000  Ashanti Goldfields Co.           $    97,500
                                            ------------
AUSTRALIA -- 11.1%
    6,000  Lihir Gold, Ltd.*                    146,250
    8,000  WMC, Ltd. (ADR)                       96,000
                                            ------------
                                                242,250
                                            ------------
CANADA -- 34.6%
   12,000  Aber Resources, Ltd.*                105,000
    9,000  Barrick Gold Corp.                   172,688
   16,000  Cambior, Inc.                         94,000
   28,000  Golden Star Resources, Ltd.*          59,500
   32,016  Kinross Gold Corp.*                  104,052
   60,000  Miramar Mining Corp.*                 67,500
    8,000  Placer Dome, Inc.                     94,000
   20,000  TVX Gold, Inc.*                       61,250
                                            ------------
                                                757,990
                                            ------------
UNITED STATES -- 37.2%
   35,000  Battle Mountain Gold Co.             207,812
   20,000  Crown Resources Corp.*                87,500
   15,000  Homestake Mining Co.                 155,625
    4,000  Newmont Mining Corp.                  94,500
   10,000  Stillwater Mining Co.*               271,250
                                            ------------
                                                816,687
                                            ------------
TOTAL COMMON STOCKS
  (COST $2,862,429)                           1,914,427
                                            ------------
MONEY MARKET FUNDS -- 12.6%
  275,144  Fund for Government Investors
             (Cost $275,144)                    275,144
                                            ------------
TOTAL INVESTMENTS -- 100.0%
  (COST $3,137,573)                         $ 2,189,571
                                            ------------
                                            ------------

------------------------------
*   NON-INCOME PRODUCING.

ADR AMERICAN DEPOSITORY RECEIPT

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                        CAPPIELLO-RUSHMORE TRUST
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 1998

                                       UTILITY                      EMERGING
                                     INCOME FUND    GROWTH FUND    GROWTH FUND    GOLD FUND

ASSETS
  Securities at Cost...............  $7,389,616    $15,848,342    $ 9,426,510    $3,137,573
                                     -----------   -------------  -------------  -----------
                                     -----------   -------------  -------------  -----------
  Securities at Value (Note 1).....  $9,835,373    $26,034,255    $12,478,838    $2,189,571
  Receivable for Securities Sold...          --             --      2,712,280            --
  Receivable for Shares Sold.......       2,400        230,604        132,534            --
  Dividends Receivable.............       8,950         12,855             --            --
  Interest Receivable..............       9,796          5,328          3,757           276
                                     -----------   -------------  -------------  -----------
    Total Assets...................   9,856,519     26,283,042     15,327,409     2,189,847
                                     -----------   -------------  -------------  -----------

LIABILITIES
  Investment Advisory Fee
    Payable........................       3,007          9,494          5,921         1,259
  Administration Fee Payable.......       6,013         18,988         11,842         1,800
  Payable for Securities
    Purchased......................          --      1,405,093      1,086,731            --
  Liability for Shares Redeemed....      35,935         18,586         64,330            --
  Dividends Payable................      13,048             --             --            --
                                     -----------   -------------  -------------  -----------
    Total Liabilities..............      58,003      1,452,161      1,168,824         3,059
                                     -----------   -------------  -------------  -----------
NET ASSETS.........................  $9,798,516    $24,830,881    $14,158,585    $2,186,788
                                     -----------   -------------  -------------  -----------
                                     -----------   -------------  -------------  -----------
SHARES OUTSTANDING.................     780,339      1,081,268      1,024,542       468,881
                                     -----------   -------------  -------------  -----------
                                     -----------   -------------  -------------  -----------
NET ASSET VALUE PER SHARE..........      $12.56         $22.96         $13.82         $4.66
                                     -----------   -------------  -------------  -----------
                                     -----------   -------------  -------------  -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                        CAPPIELLO-RUSHMORE TRUST
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 1998

                                    UTILITY                      EMERGING
                                  INCOME FUND    GROWTH FUND    GROWTH FUND    GOLD FUND

INVESTMENT INCOME
  Interest.....................    $  44,376      $  69,194      $  61,633     $  17,818
  Dividends....................      458,182        127,810         25,950        10,804
                                 -------------  -------------  -------------  -----------
    Total Investment Income....      502,558        197,004         87,583        28,622
                                 -------------  -------------  -------------  -----------

EXPENSES
  Investment Advisory Fee (Note
    2).........................       34,737        130,057        100,453        20,816
  Administrative Fee (Note
    2).........................       69,475        260,115        200,907        29,737
  Other Fees...................          185             44            515            49
                                 -------------  -------------  -------------  -----------
    Total Expenses.............      104,397        390,216        301,875        50,602
                                 -------------  -------------  -------------  -----------
NET INVESTMENT INCOME (LOSS)...      398,161       (193,212)      (214,292)      (21,980)
                                 -------------  -------------  -------------  -----------
Net Realized Gain (Loss) on
  Investment Transactions......      508,641      3,356,716      1,678,627      (935,910)
Net Change in Unrealized
  Appreciation/ Depreciation of
  Investments..................    1,300,391      1,303,719     (1,834,311)     (234,352)
                                 -------------  -------------  -------------  -----------
NET GAIN (LOSS) ON
  INVESTMENTS..................    1,809,032      4,660,435       (155,684)   (1,170,262)
                                 -------------  -------------  -------------  -----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS...................    $2,207,193     $4,467,223     $(369,976)   ($1,192,242)
                                 -------------  -------------  -------------  -----------
                                 -------------  -------------  -------------  -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                        CAPPIELLO-RUSHMORE TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                   UTILITY
                                                 INCOME FUND                GROWTH FUND

                                                      FOR THE YEARS ENDED JUNE 30,

                                              1998         1997          1998          1997
                                          ------------  -----------  ------------  ------------
FROM INVESTMENT ACTIVITIES
  Net Investment Income (Loss)..........  $    398,161  $   532,578  $   (193,212) $   (120,259)
  Net Realized Gain (Loss) on Investment
    Transactions........................       508,641      462,173     3,356,716       (90,376)
  Net Change in Unrealized
    Appreciation/Depreciation of
    Investments.........................     1,300,391     (763,657)    1,303,719     2,092,216
                                          ------------  -----------  ------------  ------------
    Net Increase in Net Assets Resulting
      from Operations...................     2,207,193      231,094     4,467,223     1,881,581
                                          ------------  -----------  ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS
  From Net Investment Income............      (400,295)    (540,376)           --            --
  From Net Realized Gain on
    Investments.........................            --           --            --      (890,035)
                                          ------------  -----------  ------------  ------------
    Total Distributions to
      Shareholders......................      (400,295)    (540,376)           --      (890,035)
                                          ------------  -----------  ------------  ------------

FROM SHARE TRANSACTIONS
  Net Proceeds from Sales of Shares.....    16,647,062    2,791,305    29,015,150    24,857,946
  Reinvestment of Distributions.........       321,286      429,181            --       862,676
  Cost of Shares Redeemed...............   (17,782,741)  (9,211,322)  (33,550,866)  (33,589,710)
                                          ------------  -----------  ------------  ------------
    Net Decrease in Net Assets Resulting
      from Share Transactions...........      (814,393)  (5,990,836)   (4,535,716)   (7,869,088)
                                          ------------  -----------  ------------  ------------

    TOTAL INCREASE (DECREASE) IN NET
      ASSETS............................       992,505   (6,300,118)      (68,493)   (6,877,542)

NET ASSETS -- Beginning of Year.........     8,806,011   15,106,129    24,899,374    31,776,916
                                          ------------  -----------  ------------  ------------
NET ASSETS -- End of Year...............  $  9,798,516  $ 8,806,011  $ 24,830,881  $ 24,899,374
                                          ------------  -----------  ------------  ------------
                                          ------------  -----------  ------------  ------------

SHARES
  Sold..................................     1,393,270      272,300     1,333,472     1,435,617
  Issued in Reinvestment of
    Distributions.......................        26,251       42,219            --        50,332
  Redeemed..............................    (1,485,904)    (892,574)   (1,561,079)   (1,955,558)
                                          ------------  -----------  ------------  ------------
    Net Decrease in Shares..............       (66,383)    (578,055)     (227,607)     (469,609)
                                          ------------  -----------  ------------  ------------
                                          ------------  -----------  ------------  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                        CAPPIELLO-RUSHMORE TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                       EMERGING
                                                                     GROWTH FUND                  GOLD FUND

                                                                           FOR THE YEARS ENDED JUNE 30,

                                                                  1998          1997          1998          1997
                                                              ------------  ------------  ------------  ------------
FROM INVESTMENT ACTIVITIES
  Net Investment Loss.......................................  $   (214,292) $   (363,496) $    (21,980) $    (37,734)
  Net Realized Gain (Loss) on Investment Transactions.......     1,678,627      (650,708)     (935,910)     (527,830)
  Net Change in Unrealized Appreciation/Depreciation of
    Investments.............................................    (1,834,311)     (414,690)     (234,352)   (1,066,830)
                                                              ------------  ------------  ------------  ------------
    Net Decrease in Net Assets Resulting from Operations....      (369,976)   (1,428,894)   (1,192,242)   (1,632,394)
                                                              ------------  ------------  ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS
  From Net Realized Gain on Investments.....................            --    (5,065,773)           --            --
                                                              ------------  ------------  ------------  ------------

FROM SHARE TRANSACTIONS
  Net Proceeds from Sales of Shares.........................    36,436,165    61,065,491    11,756,801    30,042,821
  Reinvestment of Distributions.............................            --     4,754,104            --            --
  Cost of Shares Redeemed...................................   (42,639,433)  (83,578,594)  (11,786,315)  (31,124,263)
                                                              ------------  ------------  ------------  ------------
    Net Decrease in Net Assets Resulting from Share
      Transactions..........................................    (6,203,268)  (17,758,999)      (29,514)   (1,081,442)
                                                              ------------  ------------  ------------  ------------

    TOTAL DECREASE IN NET ASSETS............................    (6,573,244)  (24,253,666)   (1,221,756)   (2,713,836)

NET ASSETS -- Beginning of Year.............................    20,731,829    44,985,495     3,408,544     6,122,380
                                                              ------------  ------------  ------------  ------------
NET ASSETS -- End of Year...................................  $ 14,158,585  $ 20,731,829  $  2,186,788  $  3,408,544
                                                              ------------  ------------  ------------  ------------
                                                              ------------  ------------  ------------  ------------

SHARES
  Sold......................................................     2,329,100     4,123,530     1,893,015     3,355,585
  Issued in Reinvestment of Distributions...................            --       359,071            --            --
  Redeemed..................................................    (2,802,091)   (5,632,148)   (1,909,526)   (3,486,619)
                                                              ------------  ------------  ------------  ------------
    Net Decrease in Shares..................................      (472,991)   (1,149,547)      (16,511)     (131,034)
                                                              ------------  ------------  ------------  ------------
                                                              ------------  ------------  ------------  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                        CAPPIELLO-RUSHMORE TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                   UTILITY INCOME FUND

                                               FOR THE YEARS ENDED JUNE 30,
                            ------------------------------------------------------------------
                                1998           1997          1996         1995         1994
                            ------------   ------------   ----------   ----------   ----------
PER SHARE OPERATING
   PERFORMANCE:
Net Asset Value --
   Beginning of Year......    $10.40         $10.60        $ 9.24       $ 8.39       $10.82
                            ------------   ------------   ----------   ----------   ----------
Income from Investment
   Operations:
  Net Investment Income...      0.47           0.53          0.49         0.55         0.53
  Net Realized and
    Unrealized Gain (Loss)
    on Securities.........      2.17          (0.19)         1.39         0.85        (2.42)
                            ------------   ------------   ----------   ----------   ----------
    Total from Investment
      Operations..........      2.64           0.34          1.88         1.40        (1.89)
                            ------------   ------------   ----------   ----------   ----------
Distributions to
   Shareholders:
  From Net Investment
    Income................     (0.48)         (0.54)        (0.52)       (0.55)       (0.53)
  From Net Realized
    Capital Gain..........        --             --            --           --        (0.01)
                            ------------   ------------   ----------   ----------   ----------
    Total Distributions to
      Shareholders........     (0.48)         (0.54)        (0.52)       (0.55)       (0.54)
                            ------------   ------------   ----------   ----------   ----------
Net Increase (Decrease) in
   Net Asset Value........      2.16          (0.20)         1.36         0.85        (2.43)
                            ------------   ------------   ----------   ----------   ----------
Net Asset Value -- End of
   Year...................    $12.56         $10.40        $10.60       $ 9.24       $ 8.39
                            ------------   ------------   ----------   ----------   ----------
                            ------------   ------------   ----------   ----------   ----------

TOTAL INVESTMENT RETURN...     25.55%          3.39%        20.60%       16.62%      (18.18)%

RATIOS TO AVERAGE NET
   ASSETS:
  Expenses................      1.05%          1.05%         1.05%        1.05%        1.05%
  Net Investment Income...      4.01%          4.88%         4.82%        6.26%        5.21%

SUPPLEMENTARY DATA:
  Portfolio Turnover
    Rate..................     29.45%         17.33%        45.11%      147.04%       26.13%
  Net Assets at End of
    Year (000's
    omitted)..............    $9,799         $8,806       $15,106      $17,151       $9,117
  Number of Shares
    Outstanding at End of
    Year (000's
    omitted)..............       780            847         1,425        1,855        1,086
--------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                        CAPPIELLO-RUSHMORE TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                               GROWTH FUND

                                                       FOR THE YEARS ENDED JUNE 30,
                                    ------------------------------------------------------------------
                                        1998           1997          1996         1995         1994
                                    ------------   ------------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE:
  Net Asset Value -- Beginning of
    Year..........................    $19.02         $17.87        $14.64       $11.05       $10.63
                                    ------------   ------------   ----------   ----------   ----------
  Income from Investment
    Operations:
    Net Investment Income
      (Loss)......................     (0.18)         (0.09)        (0.07)        0.01        (0.02)
    Net Realized and Unrealized
      Gain on Securities..........      4.12           1.83          3.30         3.60         0.44
                                    ------------   ------------   ----------   ----------   ----------
      Total from Investment
        Operations................      3.94           1.74          3.23         3.61         0.42
                                    ------------   ------------   ----------   ----------   ----------
  Distributions to Shareholders:
    From Net Investment Income....        --             --            --        (0.02)          --
    From Net Realized Capital
      Gain........................        --          (0.59)           --           --           --
                                    ------------   ------------   ----------   ----------   ----------
      Total Distributions to
        Shareholders..............        --          (0.59)           --        (0.02)          --
                                    ------------   ------------   ----------   ----------   ----------
  Net Increase in Net Asset
    Value.........................      3.94           1.15          3.23         3.59         0.42
                                    ------------   ------------   ----------   ----------   ----------
  Net Asset Value -- End of
    Year..........................    $22.96         $19.02        $17.87       $14.64       $11.05
                                    ------------   ------------   ----------   ----------   ----------
                                    ------------   ------------   ----------   ----------   ----------

TOTAL INVESTMENT RETURN...........     20.72%         10.10%        22.06%       32.65%        3.99%

RATIOS TO AVERAGE NET ASSETS:
  Expenses........................      1.50%          1.50%         1.50%        1.50%        1.50%
  Net Investment Income (Loss)....     (0.74)%        (0.46)%       (0.41)%       0.12%       (0.18)%

SUPPLEMENTARY DATA:
  Portfolio Turnover Rate.........     65.08%         41.93%        74.50%       70.89%      119.03%
  Net Assets at End of Year (000's
    omitted)......................   $24,831        $24,899       $31,777      $19,337       $9,993
  Number of Shares Outstanding at
    End of Year (000's omitted)...     1,081          1,309         1,778        1,321          904
----------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                        CAPPIELLO-RUSHMORE TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                       EMERGING GROWTH FUND

                                                                                   FOR THE YEARS ENDED JUNE 30,
                                                                 ----------------------------------------------------------------
                                                                    1998          1997          1996         1995         1994
                                                                 -----------   -----------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE:
  Net Asset Value -- Beginning of Year.........................    $13.84        $16.99       $14.96       $10.41       $11.32
                                                                 -----------   -----------   ----------   ----------   ----------
  Income from Investment Operations:
    Net Investment Loss........................................     (0.21)        (0.24)       (0.16)       (0.08)       (0.10)
    Net Realized and Unrealized Gain (Loss) on Securities......      0.19(A)      (0.24)        2.30         4.63        (0.69)
                                                                 -----------   -----------   ----------   ----------   ----------
      Total from Investment Operations.........................     (0.02)        (0.48)        2.14         4.55        (0.79)
                                                                 -----------   -----------   ----------   ----------   ----------
  Distributions to Shareholders:
    From Net Realized Capital Gain.............................        --         (2.67)       (0.11)          --        (0.12)
                                                                 -----------   -----------   ----------   ----------   ----------
  Net Increase (Decrease) in Net Asset Value...................     (0.02)        (3.15)        2.03         4.55        (0.91)
                                                                 -----------   -----------   ----------   ----------   ----------
  Net Asset Value -- End of Year...............................    $13.82        $13.84       $16.99       $14.96       $10.41
                                                                 -----------   -----------   ----------   ----------   ----------
                                                                 -----------   -----------   ----------   ----------   ----------

TOTAL INVESTMENT RETURN........................................     (0.14)%       (2.15)%      14.36%       43.71%       (7.31)%

RATIOS TO AVERAGE NET ASSETS:
  Expenses.....................................................      1.50%         1.50%        1.50%        1.50%        1.50%
  Net Investment Loss..........................................     (1.07)%       (1.20)%      (0.98)%      (0.61)%      (0.85)%

SUPPLEMENTARY DATA:
  Portfolio Turnover Rate......................................    121.20%        66.16%      121.22%       96.11%      128.13%
  Net Assets at End of Year (000's omitted)....................   $14,159       $20,732      $44,985      $36,606      $18,133
  Number of Shares Outstanding at End of Year (000's
    omitted)...................................................     1,025         1,498        2,647        2,447        1,742
---------------------------------------------------------------

     (A) The per share amount does not coincide with the net realized and unrealized loss for the year because of the timing of sales and redemptions of Fund shares and the amounts of per share realized and unrealized gain and loss at such time.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                        CAPPIELLO-RUSHMORE TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                   GOLD FUND

                                                                                         FOR THE YEARS ENDED JUNE 30,
                                                                              ---------------------------------------------------
                                                                                 1998          1997          1996         1995
                                                                              -----------   -----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE:
  Net Asset Value -- Beginning of Period....................................    $ 7.02        $ 9.93       $ 9.89       $ 9.52
                                                                              -----------   -----------   ----------   ----------
  Income from Investment Operations:
    Net Investment Loss.....................................................     (0.05)        (0.08)       (0.06)       (0.05)
    Net Realized and Unrealized Gain (Loss) on Securities...................     (2.31)        (2.83)        0.10         0.42
                                                                              -----------   -----------   ----------   ----------
      Total from Investment Operations......................................     (2.36)        (2.91)        0.04         0.37
                                                                              -----------   -----------   ----------   ----------
  Distributions to Shareholders:
      Total Distributions to Shareholders...................................        --            --           --           --
                                                                              -----------   -----------   ----------   ----------
  Net Increase (Decrease) in Net Asset Value................................     (2.36)        (2.91)        0.04         0.37
                                                                              -----------   -----------   ----------   ----------
  Net Asset Value -- End of Period..........................................    $ 4.66        $ 7.02       $ 9.93       $ 9.89
                                                                              -----------   -----------   ----------   ----------
                                                                              -----------   -----------   ----------   ----------

TOTAL INVESTMENT RETURN.....................................................    (33.62)%      (29.31)%       0.40%        3.89%

RATIOS TO AVERAGE NET ASSETS:
  Expenses..................................................................      1.70%         1.70%        1.70%        1.70%
  Net Investment Loss.......................................................     (0.74)%       (0.76)%      (0.59)%      (0.51)%

SUPPLEMENTARY DATA:
  Portfolio Turnover Rate...................................................     56.49%       108.47%       59.06%       51.23%
  Net Assets at End of Period (000's omitted)...............................    $2,187        $3,409       $6,122       $6,796
  Number of Shares Outstanding at End of Period (000's omitted).............       469           485          616          687
----------------------------------------------------------------------------

                                                                                FOR THE
                                                                              PERIOD ENDED
                                                                                JUNE 30,
                                                                                 1994*
                                                                              ------------
PER SHARE OPERATING PERFORMANCE:
  Net Asset Value -- Beginning of Period....................................    $10.00
                                                                                ------
  Income from Investment Operations:
    Net Investment Loss.....................................................     (0.01)
    Net Realized and Unrealized Gain (Loss) on Securities...................     (0.47)
                                                                                ------
      Total from Investment Operations......................................     (0.48)
                                                                                ------
  Distributions to Shareholders:
      Total Distributions to Shareholders...................................        --
                                                                                ------
  Net Increase (Decrease) in Net Asset Value................................     (0.48)
                                                                                ------
  Net Asset Value -- End of Period..........................................    $ 9.52
                                                                                ------
                                                                                ------
TOTAL INVESTMENT RETURN.....................................................     (4.80)%(A)
RATIOS TO AVERAGE NET ASSETS:
  Expenses..................................................................      1.68%(B)
  Net Investment Loss.......................................................     (0.25)%(B)
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate...................................................     22.85%
  Net Assets at End of Period (000's omitted)...............................    $6,395
  Number of Shares Outstanding at End of Period (000's omitted).............       672
----------------------------------------------------------------------------

     (A) Total Investment Return for periods of less than one year are not annualized.

     (B) Annualized

   *FROM COMMENCEMENT OF OPERATIONS MARCH 7, 1994

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                        CAPPIELLO-RUSHMORE TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

JUNE 30, 1998

1. Significant Accounting Policies

    Cappiello-Rushmore Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a no-load, open-end investment company and is authorized to issue an unlimited number of shares. The Trust consists of four separate portfolios (the "Funds"), each with a different investment objective. As of March 10, 1998, shares of the Gold Fund are no longer available for new purchases. Existing shareholders may continue to hold previously purchased shares. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies which the Funds follow:

      (a) Listed securities are valued at the last sales price of the New York Stock Exchange and other major exchanges. Over-the-Counter securities are valued at the last sales price. If market quotations are not readily available, the Board of Trustees will value the Funds' securities in good faith. The trustees will periodically review this method of valuation and recommend changes which may be necessary to assure that the Funds' instruments are valued at fair value.

      (b) Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is accrued on a daily basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are computed on an identified cost basis.

      (c) Dividends from net investment income are declared and paid annually in the Growth, Emerging Growth and Gold Funds and quarterly in the Utility Income Fund. Dividends are reinvested in additional shares unless shareholders request payment in cash. Net capital gains, if any, are distributed annually.

      (d) For Federal income tax purposes, each Fund of the Trust is treated as a separate corporation. Each Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and distribute all net investment income, if any, and realized capital gains to their shareholders. Therefore, no Federal income tax provision is required.

2. Investment Advisory Fees and Other Transactions with Affiliates

    Investment advisory services are provided by McCullough, Andrews and Cappiello, Inc., (the "Adviser"). Under an agreement with the Adviser, the Trust pays a fee at the annual rate of 0.50% of the daily net assets of the Growth and Emerging Growth Funds, 0.70% of the daily net assets of the Gold Fund and 0.35% of the daily net assets of the Utility Income Fund. Certain Officers and Trustees of the Trust are affiliated with the Adviser.

    The Trust has contracted with Money Management Associates (the "Administrator") to provide Administrative services to the Trust. Under the administrative services agreement with the Administrator, the Trust pays a fee at the annual rate of 1.00% of the daily net assets of the Growth, Emerging Growth and Gold Funds, and 0.70% of the daily net assets of the Utility Income Fund. Certain Officers and Trustees of the Trust are affiliated with the Administrator.

    Certain of these administrative services are provided by Rushmore Trust and Savings, FSB ("Rushmore Trust"), a majority-owned subsidiary of the Administrator, under a subcontractual agreement with the Administrator. These services include transfer agency functions, dividend disbursing and other shareholder services and custody of the Trust's assets. The Trust has an agreement with Rushmore Trust to receive short-term borrowings to cover share redemptions. For each short-term borrowing the Fund pledges collateral. No borrowings were outstanding at June 30, 1998.

    Each fund of the Trust invests excess cash in Fund for Government Investors, a money market mutual fund. Certain Officers and Trustees of Fund for Government Investors are affiliated with the Trust.

                                                        CAPPIELLO-RUSHMORE TRUST
--------------------------------------------------------------------------------

3. Securities Transactions

    For the year ended June 30, 1998, purchases and sales (including maturities) of securities (excluding short-term securities) were as follows:

                                                            UTILITY                      EMERGING
                                                          INCOME FUND    GROWTH FUND    GROWTH FUND    GOLD FUND
                                                         -------------  -------------  -------------  -----------
Purchases..............................................   $ 2,663,190    $15,999,457    $22,434,627    $1,515,774
                                                         -------------  -------------  -------------  -----------
                                                         -------------  -------------  -------------  -----------
Sales..................................................   $ 3,843,956    $19,285,494    $29,687,678    $1,648,460
                                                         -------------  -------------  -------------  -----------
                                                         -------------  -------------  -------------  -----------

4. Net Unrealized Appreciation/Depreciation of Investments

    Unrealized appreciation (depreciation) as of June 30, 1998 based on the cost for Federal income tax purposes is as follows:

                                            UTILITY                      EMERGING
                                          INCOME FUND   GROWTH FUND    GROWTH FUND     GOLD FUND
                                          -----------   ------------   ------------   -----------
Gross Unrealized Appreciation...........  $2,420,920    $10,902,430    $ 3,469,434    $   150,975
Gross Unrealized Depreciation...........      (6,188)      (716,517)      (445,860)    (1,184,149)
                                          -----------   ------------   ------------   -----------
Net Unrealized Appreciation
  (Depreciation)........................  $2,414,732    $10,185,913    $ 3,023,574    $(1,033,174)
                                          -----------   ------------   ------------   -----------
                                          -----------   ------------   ------------   -----------
Cost of Investments for Federal Income
  Tax Purposes..........................  $7,420,641    $15,848,342    $ 9,455,264    $ 3,222,745
                                          -----------   ------------   ------------   -----------
                                          -----------   ------------   ------------   -----------

5. Net Assets

    At June 30, 1998 net assets consisted of the following:

                                            UTILITY                      EMERGING
                                          INCOME FUND   GROWTH FUND    GROWTH FUND     GOLD FUND
                                          -----------   ------------   ------------   ------------
Paid-in-Capital.........................  $7,030,653    $11,381,291    $11,394,732    $  5,539,021
Undistributed Net Investment Income.....         191             --             --              --
Accumulated Net Realized Gain (Loss) on
  Investments...........................     321,915      3,263,677       (288,475)     (2,404,231)
Net Unrealized Appreciation
  (Depreciation) on Investments.........   2,445,757     10,185,913      3,052,328        (948,002)
                                          -----------   ------------   ------------   ------------
Net Assets..............................  $9,798,516    $24,830,881    $14,158,585    $  2,186,788
                                          -----------   ------------   ------------   ------------
                                          -----------   ------------   ------------   ------------

6. Federal Income Tax

    Permanent differences between tax and financial reporting of net investment income and realized gains are reclassified to paid-in-capital. As of June 30, 1998, net investment loss and accumulated net realized loss were reclassified to paid-in-capital as follows:

                                                      EMERGING
                                           GROWTH      GROWTH
                                            FUND        FUND       GOLD FUND
                                          ---------   ---------   -----------
Net Investment Loss.....................  $193,212    $214,292    $   21,980
Expiration of Capital Loss Carryovers...        --          --     1,010,282

                                                        CAPPIELLO-RUSHMORE TRUST
--------------------------------------------------------------------------------

    At June 30, 1998, for Federal income tax purposes, the following Funds had capital loss carryovers which may be applied against future net taxable realized gains of each succeeding year until the earlier of its utilization or its expiration:

                                          EMERGING
                                           GROWTH
EXPIRES JUNE 30,                            FUND       GOLD FUND
----------------------------------------  ---------   -----------
2000....................................        --    $  434,866
2001....................................        --       281,566
2005....................................  $259,721       648,259
2006....................................        --       954,368
                                          ---------   -----------
      Total.............................  $259,721    $2,319,059
                                          ---------   -----------
                                          ---------   -----------

--------------------------------------------------------------------------------

                          INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees
of Cappiello-Rushmore Trust:

We have audited the statements of assets and liabilities, including the portfolios of investments, of the Utility Income, Growth, Emerging Growth and Gold Funds of Cappiello-Rushmore Trust as of June 30, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Utility Income, Growth, Emerging Growth, and Gold Funds of Cappiello-Rushmore Trust as of June 30, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

             [SIGNATURE]

Washington, DC
August 7, 1998

--------------------------------------------------------------------------------

                                     PART C

                            PART C: OTHER INFORMATION
                            Cappiello-Rushmore Trust


Item 23.      Exhibits

(a)(1)   Declaration of Trust of the Cappiello-Rushmore Trust
         (the "Trust" or the "Registrant")1/
(a)(2)   Declaration of Trust Amendment1/
(b)      Bylaws of the Trust1/
(c)      Instruments Defining Rights of Security Holders of the Trust2/
(d)      Management Contract between the Trust and McCullough, Andrews
           & Cappiello, Inc., as amended1/
(e)      Underwriting Contracts2/
(f)      Bonus or Profit Sharing Contracts2/
(g)(1)   Administrative Services Agreement between the Trust and Money
           Management Associates, as amended1/
(g)(2)   Custody Agreement between the Trust and Rushmore Trust and Savings,
           FSB, as amended1/
(h)(1)   Administrative Services Agreement between Money Management Associates and Rushmore Trust and Savings, FSB, as amended1/
(h)(2)   Administrative Services Agreement between Money Management Associates and Rushmore Services, Inc. as amended1/
(i)      Opinion of Jorden Schulte & Burchette regarding the legality of the securities of the Trust being registered1/
(j)      Consent of Deloitte & Touche LLP, independent public accountants for the Trust1/
(k)      Omitted Financial Statements2/
(l)      Initial Capital Agreements 2/
(m)      Rule 12b-1 Plan2/
(n)      Financial Data Schedules for the Trust1/
(o)      Rule 18f-3 Plan2/
(p)      Powers of Attorney3/

1/ Filed herewith.

2/ None.

3/ Incorporated  by  reference  to  Post-Effective  Amendment  No.  6 to  this
   Registration Statement, filed on October 25, 1996, and Post-Effective Amendment No. 7 to this Registration Statement, filed on October 29, 1997.

Item 24.    Persons Controlled By or Under Common Control With the Trust

The following persons may be deemed to be directly or indirectly controlled by or under common control with the Trust, a Delaware business trust:

                                        State of Organization                    Percentage of Voting Securities Owned
                                          and Relationship                             and/or Controlled By the
                                             (if any) to                                 Controlling Person or
          Company
------------------------    ----------------------------------------      ------------------------------------------------

Money Management            a District of Columbia limited partnership    100% of the voting authority in MMA is held by
Associates ("MMA" or        registered transfer agent, registered         Daniel L. O'Connor in Daniel L. O'Connor's
the "Administrator")        investment adviser, and the Trust's           capacity as the sole general partner of MMA.
                            administrator


Rushmore Trust and          a Maryland corporation, and a registered      72.2% of the voting securities of RTS is held by
Savings FSB ("RTS" or       transfer agent, which provides transfer       MMA, and 27.6% of the voting securities of RTS
the "Custodian")            agency, dividend disbursing, and              is held by Daniel L. O'Connor, the sole general
                            shareholder services to the Trust, and        partner of MMA.
                            serves as the Trust's custodian

Rushmore Services, Inc.     a Maryland corporation, and a  registered     100% of the voting securities of RSI is owned by
("RSI")                     transfer agent, which provides certain fund   MMA.
                            services to the Trust

The Rushmore Fund,          a Maryland corporation, and a registered
Inc.                        investment company, which is advised  by
                            MMA

Fund For Government         a Delaware business trust, and a registered
Investors                   investment company, which is advised by
                            MMA

Fund For Tax-Free           a Maryland corporation, and a registered
Investors, Inc.             investment company, which is advised by
                            MMA

American Gas Index          a Maryland corporation, and  a registered
Fund, Inc.                  investment company, which is advised by
                            MMA


Item 25.    Indemnification

Pursuant to Delaware Code Ann. title 12 ss.3817, a Delaware business trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article X,
Section 10.02, of the Declaration of Trust states that the Trust shall indemnify any present or former trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee, officer or both, and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body either to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, "disabling conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Declaration of Trust, that the officer or trustee did not engage in disabling conduct.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer of controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.    Business and Other Connections of the Investment Adviser

Each of the three directors of the Trust's investment adviser, McCullough Andrews & Cappiello, Inc. (the "Adviser"), (i) Robert F. McCullough, the Chairman of the Board of Directors (the "Board") and Treasurer of the Adviser,
(ii) David H. Andrews, the Vice Chairman of the Board and Secretary of the Adviser, and (iii) Frank A. Cappiello, the President of the Adviser, is an employee of the Adviser, which maintains offices at: (i) 101 California Street, Suite 4250, San Francisco, California 94111; and (ii) 10751 Falls Road, Suite 250, Lutherville, Maryland 21093. Robert F. McCullough also has served (and continues to serve) as: (i) a Vice President of the Trust (since the Trust's organization as a Delaware business trust in 1992); and (ii) a portfolio manager for the Cappiello-Rushmore Utility Income Fund, the Cappiello-Rushmore Growth Fund, the Cappiello-Rushmore Emerging Growth Fund, and the Cappiello-Rushmore Gold Fund, each a series of the Trust. David H. Andrews also has served (and continues to serve) as a Vice President of the Trust (since the Trust's organization as a Delaware business trust in 1992). Frank A. Cappiello also has served (and continues to serve) as: (i) Chairman of the Board of Trustees of the Trust (since the Trust's organization as a Delaware business trust in 1992); and
(ii) a portfolio manager for the Cappiello-Rushmore Utility Income Fund, the Cappiello-Rushmore Growth Fund, and the Cappiello-Rushmore Emerging Growth Fund, each a series of the Trust.


Item 27.    Principal Underwriters

Not Applicable.

Item 28.    Location of Accounts and Records

The physical location of all accounts, books, and records required to be maintained and preserved pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31-a-1 and 31-a-2 thereunder, is 4922 Fairmont Avenue, Bethesda, Maryland 20814.

Item 29.    Management Services

Not Applicable.

Item 30.    Undertakings

None

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Bethesda in the State of Maryland, on the 28th day of August, 1998.

                                   CAPPIELLO-RUSHMORE TRUST


                                   By:


                                   /s/ Frank A. Cappiello
                                   Frank A. Cappiello, Chairman of the Board


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                    Name                                     Title                               Date
---------------------------------                ------------------------------             ------------------

/s/ Frank A. Cappiello                           Chairman of the Board and                  August 28, 1998
Frank A. Cappiello                               Trustee


/s/ Daniel L. O'Connor                           President, Treasurer, and                  August 28, 1998
Daniel L. O'Connor                               Trustee


/s/ Bruce C. Ellis                               Trustee                                    August 28, 1998
Bruce C. Ellis


/s/ Peter J. DeAngelis                           Trustee                                    August 28, 1998
Peter J. DeAngelis


/s/ Dr. Peter Petersen                           Trustee                                    August 28, 1998
Dr. Peter B. Petersen


/s/ Jeffrey R. Ellis                             Trustee                                    August 28, 1998
Jeffrey R. Ellis


                                              EXHIBIT INDEX


Exhibit (a)(1)    Declaration of Trust of the Cappiello-Rushmore Trust

Exhibit (a)(2)    Declaration of Trust Amendment

Exhibit (b)       ByLaws of the Cappiello-Rushmore Trust

Exhibit (d)       Management Contract between the Cappiello-Rushmore Trust and
                  McCullough, Andrews & Cappiello, Inc., as amended

Exhibit (g)(1)    Administrative Services Agreement between the Cappiello-
                  Rushmore Trust and Money Management Associates, as amended

Exhibit (g)(2)    Custody Agreement between the Cappiello-Rushmore  Trust
                  and Rushmore Trust and Savings, FSB, as amended

Exhibit (h)(1)    Administrative Agreement between Money Management Associates and Rushmore Trust and Savings, FSB, as amended

Exhibit (h)(2)    Administrative Agreement between Money Management Associates and Rushmore Services, Inc., as amended

Exhibit (i)       Opinion of Jorden Schulte & Burchette regarding the legality of the securities of the Cappiello-Rushmore Trust being registered

Exhibit (j)       Consent of Deloitte & Touch, LLP, independent public
                  accountants for the Cappiello-Rushmore Trust

Exhibit (h)       Financial Data Schedules for the Cappiello-Rushmore Trust